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                         TECHNOLOGY LICENSING AGREEMENT



This Technology Licensing Agreement (the "Agreement") is entered into and rendered effective as of the 7th day of December, 1995, by and between THE 3DO COMPANY, a California corporation with principal offices at 600 Galveston Drive, Redwood City, California, 94063, U.S.A. ("3DO") and MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD., a Japanese corporation with principal offices at 1006, Kadoma, Osaka, 571, Japan ("MEI").

Whereas, 3DO and MEI entered into that certain Memorandum of Understanding, dated October 13, 1995 (the "MOU") regarding, among other things, the principal terms and conditions upon which 3DO is willing to grant an exclusive license to MEI, and MEI is willing to accept an exclusive license from 3DO, concerning 3DO's proprietary, interactive technology familiarly known to the parties as the "M2" technology.

Whereas, 3DO and MEI agreed that they would use diligent, good faith efforts to incorporate the provisions of the MOU, and such additional provisions as may be mutually agreed upon by the parties, into a more definitive agreement regarding the M2 Technology;

Now therefor, in consideration of the mutual representations, warranties and covenants contained herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, 3DO and MEI hereby agree as follows:

1.       DEFINITIONS.

         1.1 "Adaptation" means any modification of the Licensed Technology that is required in order for any class or type of M2 Hardware Product to be used in another class or type of M2 Hardware Product (e.g., modification of a consumer M2 CD-ROM system for development of an M2 car navigation product, etc.).

         1.2 "Chipsets" means the 3DO-proprietary semiconductor devices that are required to be included in M2 Hardware Products and that are necessary for any such hardware products to be able to execute or otherwise operate with M2 Software Products, which semiconductor devices are referenced in Section 1 of Exhibit B, attached hereto. Due to local technology differences, the Chipsets may vary depending on the specific countries in which they are intended to be used.

         1.3 "Confidential Information" of 3DO and MEI, respectively, shall have the meanings set forth in Section 25, below.

         1.4 "Improvement" means any modification of the Licensed Technology that increases the design efficiency and/or manufacturing efficiency, while preserving compatibility and reducing the cost of any M2 Hardware Product.

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         1.5 "Intellectual Property Rights" means all current and future worldwide patents, copyrights, mask work rights and trade secret rights, and the equivalents of the foregoing under the laws of any jurisdiction, in and to the Licensed Technology and any Adaptations or Improvements thereof, which 3DO owns or to which 3DO has the right to grant licenses of the scope granted herein.

         1.6 "Licensed Technology" means all technical data, methods, processes, formulae, inventions, discoveries, software source and object code in all stages of development, technology, and other technical information regarding the M2 Technology that 3DO has developed as of the date hereof (including any work-in-process) and/or is required to develop under this Agreement, whether or not patentable, that is necessary for the development, manufacture, sale or use of any of the M2 System Designs and/or any M2 Software Products, and which 3DO owns or to which 3DO has the right to grant licenses of the scope granted herein, as set forth in Exhibits A and B, attached hereto. Without limiting the generality of the foregoing, but subject to the requirements thereof, the "Licensed Technology" includes the M2 System Designs, the Chipsets, the ROM Software, the Operating System Kernel, and the Specifications.

         1.7 "M2 Hardware Product" means any hardware product, device or system (whether or not designed for any consumer and/or commercial application) that satisfies all of the following criteria: (i) is developed and distributed, now or in the future, by or for MEI or any authorized hardware sublicensee of MEI (including 3DO, as applicable, in its capacity as a hardware sublicensee of MEI hereunder); (ii) incorporates the Licensed Technology or any Improvements or Adaptations thereof (or any portion of any of the foregoing) or is developed with the use of the Licensed Technology or any Improvements or Adaptations thereof (or any portion of any of the foregoing) or is subject to any of the Intellectual Property Rights; and (iii) if capable of executing or otherwise operating with interactive applications software products (except to the extent designed to comply with industry recognized standards that are not video game standards, such as VCD 2.0), only executes or otherwise operates M2 Software Products with respect to which 3DO shall be paid royalties in accordance with the provisions of Section 8, below, and cannot execute or otherwise operate with any other interactive applications software (except that, notwithstanding clause
(iii) of this Section, a dedicated purpose M2 Hardware Product may include interactive applications software embedded in the read-only memory semiconductor device permanently affixed within such an M2 Hardware Product). Without limiting the generality of the foregoing, but subject to the requirements thereof, the definition of "M2 Hardware Product" includes player products (whether consumer, commercial, or coin-operated), M2 Peripheral Products, the Chipsets, M2 Arcade Devices, Computing Devices, and M2 Authoring Systems, subject to the conditions of clauses (i), (ii) and (iii) of this Section 1.7.

         1.8 "M2 Software Product" means any software product (whether or not designed for any consumer and/or commercial application) that satisfies all of the following criteria: (i) is developed and distributed, now or in the future, by or for MEI or any authorized software sublicensee of MEI (including 3DO, as applicable, in its capacity as a software sublicensee of MEI hereunder); (ii) is compatible with any M2 Hardware Product; and (iii) incorporates the Licensed Technology or any Improvements or Adaptations


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thereof (or any portion of any of the foregoing) or is developed with the use of the Licensed Technology or any Improvements or Adaptations thereof (or any portion of any of the foregoing) or is subject to any of the Intellectual Property Rights.

         1.9 "M2 System Designs" means that portion of the technology and system designs that 3DO will develop in accordance with the Specifications for the specific M2 Hardware Products referenced in Section 2 of Exhibit B, attached hereto.

         1.10 "M2 Technology" means 3DO's proprietary, interactive multimedia hardware system and related interactive software platform (including, without limitation, 3-D graphics, MPEG decoder and digital audio processing) which operates in connection with the central processing unit ("CPU") called the "Power PC 602" and a 64-bit bus architecture

         1.11 "Operating System Kernel" means the 3DO-proprietary operating system kernel for the M2 System Designs and such software and libraries developed and/or supplied by 3DO with which the M2 Software Products executes in order to operate or otherwise be playable on an M2 Hardware Product. Due to local technology differences, the Operating System Kernel may vary depending on the specific countries in which it is intended to be used.

         1.12 "ROM Software" means all or any portion of the Operating System Kernel and other such software developed and/or supplied by 3DO that is intended to be included in the permanently affixed, read-only memory ("ROM") of the M2 System Designs, including, without limitation, the ROM applications and boot ROMs for the M2 System Designs.

         1.13 "Specifications" means the specifications for the M2 System Designs set forth in Exhibit E, attached hereto.


         1.14 "Trademarks" means the trademarks and logos of 3DO that are set forth in Exhibit C, attached hereto.


2.       LICENSE GRANTS.

         2.1 Licensed Technology. 3DO hereby grants to MEI, subject to the terms and conditions of this Agreement, and MEI hereby accepts from 3DO, an exclusive, worldwide, perpetual license (with rights of sublicense) to: (i) use, modify, create derivative works, and otherwise exploit the Licensed Technology, including any Improvements and Adaptations thereof that are developed by or for 3DO at its discretion and expense, in connection with the development, manufacture, sale, distribution and exploitation of M2 Hardware Products and M2 Software Products, which hardware and software products may be designed and intended for entertainment and/or for any other applications; and (ii) practice and otherwise exploit the Intellectual Property Rights in connection with the development, manufacture, sale, distribution and exploitation of M2 Hardware Products and M2 Software Products. Without limiting the generality of the foregoing, the licenses granted by 3DO to MEI include, and are subject to the requirements of, the following:



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                  (a) ROM Software. 3DO hereby grants to MEI, subject to the terms and conditions of this Agreement, and MEI hereby accepts from 3DO, an exclusive, worldwide, perpetual license (with rights of sublicense) under the Intellectual Property Rights: to (i) copy, modify and create derivative works of the source code form of the ROM Software as reasonably necessary to develop M2 Hardware Products, any or all of which actions shall only be undertaken internally at the facilities of MEI and/or its authorized sublicensees; and (ii) reproduce (or have reproduced) and distribute the ROM Software and/or its derivative works only in object code form to be encoded in the semiconductor-based ROM of any M2 Hardware Product. Due to local language and technology differences, there may be different ROM Software for different countries, such that specific M2 Hardware Products and M2 Software Products marketed for use in one country may not be interchangeable with the M2 Hardware Products and M2 Software Products marketed for use in another country.

                  (b) Chipsets. 3DO hereby grants to MEI, subject to the terms and conditions of this Agreement, and MEI hereby accepts from 3DO, an exclusive, worldwide, perpetual license (with rights of sublicense) under the Intellectual Property Rights to make (or have made), modify, use and sell the Chipsets solely for use as integral components of any M2 Hardware Products of MEI or its authorized sublicensees.

                  (c) Operating System Kernel. 3DO hereby grants to MEI, subject to the terms and conditions of this Agreement, and MEI hereby accepts from 3DO, an exclusive, worldwide, perpetual license (with rights of sublicense) under the Intellectual Property Rights to: (i) copy, modify, use and create derivative works of the source code form of the Operating System Kernel as reasonably necessary to develop M2 Software Product, any or all of which actions shall only be undertaken internally at the facilities of MEI and/or its authorized sublicensees, (ii) reproduce (or have reproduced) the object code version of the Operating System Kernel and/or its derivative works only in combination with M2 Software Products, and (iii) distribute the object code version of the Operating System Kernel, but only when and as combined with M2 Software Products.

         2.2 Trademarks. 3DO hereby grants to MEI, subject to the terms and conditions of this Agreement, a non-exclusive, worldwide, perpetual, royalty-free license (with rights of sublicense) to use the Trademarks for any purpose expressly authorized herein, and MEI hereby accepts such a license and agrees to use the Trademarks, and cause its sublicensees to use the Trademarks, in accordance with the provisions of Section 26, below.

         2.3 License of Supplemental Technology. 3DO hereby grants to MEI, subject to the terms and conditions of this Agreement, and MEI hereby accepts from 3DO, a non-exclusive, worldwide, perpetual license (with rights of sublicense) to use, modify, create derivative works, and otherwise exploit those certain software deliverable items identified as the "Supplemental Technology" in Section 6 of Exhibit A and Section 11 of Exhibit B, attached hereto, in connection with MEI's exercise of any of the other licenses and related rights expressly granted by 3DO hereunder. Such license shall be without additional compensation to 3DO other than as set forth herein. MEI acknowledges and agrees that the Supplemental Technology is licensed on an "as is" basis without any warranties of any kind, and that 3DO shall have no

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obligation to provide any support of any kind to MEI or to any third party regarding any of the Supplemental Technology.

         2.4 Cooperation in Filings. To the extent it is necessary under the laws of any particular countries to permit MEI to have the right to bring actions against third parties for infringement of the Intellectual Property Rights with respect to which MEI is granted an exclusive license hereunder, 3DO shall, at MEI's reasonable request and expense, cooperate with MEI in making appropriate filings with the competent governmental agencies of such countries.

         2.5 Cooperation In Infringement Actions. MEI shall have the right to bring causes of action against third parties (other than any licensees, sublicensees, customers or suppliers of 3DO acting, directly or indirectly, under agreements entered into with 3DO) for infringement of any Intellectual Property Rights to the extent (but only to the extent) that such Intellectual Property Rights are licensed exclusively to MEI hereunder. 3DO shall, at MEI's request and expense, cooperate with MEI with respect to MEI bringing any such cause of action, including (if mutually agreed in writing by the parties), joining in such cause of action, provided that (i) MEI shall notify 3DO promptly of any basis for bringing any such cause of action, and (ii) any amount recovered in any such cause of action (whether recovered through judgment, settlement or otherwise), less reasonable attorneys' fees and court costs incurred by MEI in connection with such action, shall be allocated to the parties in proportion to the amount the parties would have received had such Intellectual Property Rights been licensed to such third party by MEI in furtherance of this Agreement. Neither party may settle any such cause of action, or claim that would be the basis for any such cause of action, without the consent of the other party (which consent shall not be unreasonably withheld or delayed).

3.       FIRST RIGHT OF NEGOTIATION.

         In the event that 3DO develops any Derivative Technology (as defined in Section 5.1, below) designed for incorporation into an advanced, interactive video game platform, including, without limitation, any successor technology to the M2 Technology that is designed for incorporation into an advanced, interactive video game platform (a "Successor Technology"), MEI shall have the first right to evaluate the intended performance of such Derivative Technology and to negotiate with 3DO regarding the opportunity to license such technology exclusively to MEI. For a period of ninety (90) days after MEI's receipt of written notice of such Derivative Technology, 3DO and MEI shall negotiate in good faith and endeavor to reach an agreement regarding the potential licensing of such Derivative Technology to MEI. If no agreement is reached by the parties and confirmed in writing within such period, MEI acknowledges and agrees that 3DO shall be freely entitled to exploit any such Derivative Technology itself and/or to negotiate and conclude separate agreements with third parties regarding the exploitation of any such Derivative Technology. MEI's rights of first negotiation under this Section 3 shall remain in effect for a period of seven (7) years from the date of this Agreement.


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4.       M2 TECHNICAL INFORMATION AND DELIVERABLES.

         4.1 Technical Disclosures. In order to support MEI's ability to exercise the licensed rights granted in Section 2, above:


                  (a) 3DO shall disclose to MEI the specific information and materials of or concerning the Licensed Technology set forth in Exhibit A, attached hereto, and, if mutually agreed upon by 3DO and MEI, such other information and materials regarding the Licensed Technology as is reasonably necessary for MEI to use and exploit the Licensed Technology under the license grants referenced in Section 2, above. 3DO shall provide MEI with the referenced technical disclosures promptly following the execution of this Agreement and 3DO's completion of the development, respectively, of any such information and/or materials required by this Agreement.

                  (b) At MEI's written request during the first twelve (12) months of this Agreement, 3DO shall provide technical training for a mutually agreed number of MEI engineers, free of charge, at 3DO's facilities in Redwood City, California, regarding the Licensed Technology, including the Operating System Kernel, ROM Software, and the M2 software development tools. Any and all transportation expenses, living expenses, salaries, benefits, and out-of-pocket expenses for such MEI engineers shall be the sole obligation and liability of MEI. In addition, at MEI's request and expense, 3DO shall send a mutually agreed number of 3DO engineers to MEI's facilities in Osaka, Japan to provide such technical training. In either situation, arrangements for such engineers shall be subject to reasonable agreement of the parties on scheduling, availability of resources and similar matters.

                  (c) At MEI's written request, 3DO shall make its personnel available from time to time by telephone, and for an in-person meeting at 3DO's facilities in Redwood City, California, to consult with MEI regarding the opportunity for MEI or its subsidiaries to become a second-source foundry of the Chipsets.

         4.2      Deliverable Items.

                  (a) 3DO shall provide MEI with the specific deliverable items referenced in Exhibit B, attached hereto, and shall use diligent, good faith efforts to complete development of any such items that do not currently exist in accordance with such development schedule as will be mutually agreed upon by the parties. In the event that the deliverable items constituting the core M2 Technology (i.e., [CONFIDENTIAL TREATMENT REQUESTED] - Version 2.0, CDE - Version 2.0, the M2 System ROM - Version 2.0, and the CD OS - Version 2.0) and M2 software development tools (in such condition and at such revision levels as are then in existence) are not provided to MEI by the due date for MEI's payment of the second installment of the license fees due 3DO hereunder, MEI shall not be obliged to pay the US $40,000,000 balance of the license fee referenced in
Section 6, below, until such deliverables are, in fact, provided to MEI.

                  (b) Within sixty (60) days following the execution of this Agreement, representatives of 3DO and MEI shall jointly, diligently and in good faith develop and mutually agree upon a reasonable schedule for the completion and delivery of the deliverable items referenced in Exhibit B,

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attached hereto. 3DO acknowledges and agrees that it shall use diligent, good faith efforts to fulfill its development obligations hereunder in accordance with such mutually agreed schedule. In the event that it should become foreseeable to 3DO that it may not be able to timely complete the development of any particular deliverable item, 3DO shall consult with MEI regarding such matter and the parties shall endeavor in good faith to determine whether they can mutually agree upon an alternative development schedule with respect to the affected deliverable item. MEI acknowledges and agrees that before 3DO shall be in breach of its development obligations hereunder, 3DO shall have a reasonable opportunity to cure any inability (through no fault of MEI) to timely complete the development of any particular deliverable item required hereunder.

         4.3      Engineering Support.

                  (a) During the course of MEI's development of its initial [CONFIDENTIAL TREATMENT REQUESTED] M2 Hardware Product, and for a period of twelve (12) months after the commercial launch of such M2 Hardware Product (but not beyond December 31, 1997 unless the parties otherwise specifically agree in writing), 3DO agrees that it shall use its best efforts to cure any material problems, defects and/or bugs in such M2 Hardware Product which adversely affect such product's function and performance, are demonstrated to exist and are attributable to any of 3DO's engineering designs regarding the Licensed Technology. In addition, during the course of MEI's development of its initial [CONFIDENTIAL TREATMENT REQUESTED] M2 Hardware Product, and for a period of twelve (12) months after the commercial launch of such M2 Hardware Product (but not beyond June 30, 1998 unless the parties otherwise specifically agree in writing), 3DO agrees that it shall use its best efforts to cure any material problems, defects and/or bugs in such M2 Hardware Product which adversely affect such product's function and performance, are demonstrated to exist and are attributable to any of 3DO's engineering designs regarding the Licensed Technology. 3DO's sole obligation with respect to any such confirmed problem, defect and/or bug in any of the Chipsets shall be to take diligent good faith steps, up until first commercial production of the Chipsets, to revise and correct the verilog design of any affected semiconductor device and to complete any such design revisions and corrections prior to layout. Such engineering support as provided by 3DO to MEI under this Section 4.3(a) shall be without additional compensation to 3DO other than as set forth herein.

                  (b) During the course of MEI's development of its initial M2 Software Product for any [CONFIDENTIAL TREATMENT REQUESTED] M2 Hardware Product and for a period of six (6) months after the commercial launch of such M2 Software Product (but not beyond December 31, 1997 unless the parties otherwise specifically agree in writing), 3DO agrees that it shall use its best efforts to cure any problems, defects and/or bugs that are demonstrated to exist in the Operating System Kernel and/or M2 software development tools supplied by 3DO hereunder for use in connection with the development of such M2 Software Products, respectively, which problems, defects and/or bugs adversely affect the function and performance of such Operating System Kernel and/or M2 software development tools, and are attributable to 3DO's designs and/or development of any such deliverable items. In addition, for a period of six (6) months after the commercial launch of the first M2 Software Product for any [CONFIDENTIAL TREATMENT REQUESTED] M2 Hardware Product

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(but not beyond June 30, 1998 unless the parties otherwise specifically agree in writing), 3DO agrees that it shall use its best efforts to cure any material problems, defects and/or bugs in the Operating System Kernel and/or M2 software development tools supplied by 3DO hereunder for use in connection with the development of such M2 Software Products, respectively, which problems, defects and/or bugs adversely affect the function and performance of such Operating System Kernel and/or M2 software development tools, are demonstrated to exist and are attributable to 3DO's designs and/or development of any such deliverable items. 3DO's sole obligation with respect to any problem, defect and/or bug in any Operating System Kernel and/or software development tools shall be to take diligent, good faith steps to modify such affected item(s) so as to resolve the problem, defect or bug, and thereupon provide the revised and corrected version of such affected item(s) to MEI. Such engineering support as provided by 3DO to MEI under this Section 4.3(b) shall be without additional compensation to 3DO other than as set forth herein.

                  (c) Upon request by MEI and at MEI's expense, 3DO shall use commercially reasonable efforts to assist MEI in its efforts to cure other problems, defects and/or bugs that are determined to exist in the initial [CONFIDENTIAL TREATMENT REQUESTED] M2 Hardware Product and/or the initial [CONFIDENTIAL TREATMENT REQUESTED] M2 Hardware Product.

                  (d) The parties acknowledge and agree that MEI and its sublicensees of the Licensed Technology, respectively, shall have the discretion to determine the level of end user support that shall be provided for M2 Hardware Products and M2 Software Products. MEI acknowledges and agrees that 3DO shall not be responsible for providing any engineering support or any other form of technical support to any of MEI's sublicensees of the Licensed Technology or to any end users of any M2 Hardware Products or M2 Software Products that do not originate with 3DO, subject to 3DO's obligation to provide technical support to M2 software licensees in the United States of America specified in Section 9.1, below.

5.       OWNERSHIP INTERESTS.

         5.1 3DO's Ownership. 3DO shall be and remain the sole and exclusive owner of the Licensed Technology and of any Improvements and Adaptations of the Licensed Technology that are developed by 3DO at its discretion and of the Intellectual Property Rights. 3DO shall also be the sole and exclusive owner of any of its subsequently developed or derivative technical data, methods, processes, formulae, inventions, discoveries, and other technology and technical information developed by or for 3DO, but not constituting Improvements or Adaptations, including, without limitation, any Successor Technology (collectively, the "Derivative Technology"), and any patents, copyrights, mask work rights, trade secret rights and other intellectual property rights with respect thereto (collectively, "Derivative Intellectual Property Rights").

         5.2 Exclusivity of MEI's Rights. Notwithstanding the exclusivity of MEI's licenses and rights under this Agreement, 3DO retains (and the exclusivity of MEI's licenses and rights hereunder shall not apply to) the rights: (i) to complete development of the Licensed Technology and make any Improvements and Adaptations thereof that 3DO may elect to create, which Improvements and Adaptations shall be subject to the exclusive licenses

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herein granted to MEI; (ii) subject to the provisions of Section 3, above, to develop Derivative Technology and to use, modify, create derivative works based on, and otherwise exploit such Derivative Technology, and develop, manufacture, copy, use, sell, distribute and otherwise exploit products (including hardware and software products) based thereon or subject thereto; (iii) subject to the provisions of Section 3, above, to practice and/or exploit the Derivative Intellectual Property Rights in connection with such development, use, modification, creation of derivative works, manufacture, copying, sale, distribution and other such exploitation; (iv) to develop, manu-facture, copy, use, sell, distribute and/or otherwise exploit 3DO's 32-bit "Opera" technology and products based thereon or subject thereto, and (v) to provide engineering services to or for the benefit of any third party, provided that such engineering services are provided within the scope of rights herein granted to or retained by 3DO, or rights subsequently granted by MEI in writing to 3DO or any such third party. In addition, 3DO shall also have the other licenses and rights with respect to the Licensed Technology and Intellectual Property Rights as are expressly granted to 3DO herein and/or as are otherwise agreed by the parties in writing.

         5.3 Engineering Services. In the event 3DO provides any engineering services pursuant to a separate agreement with any third party, which engineering services are provided within the scope of rights herein granted to or retained by 3DO or rights subsequently granted by MEI in writing to 3DO or to such third party, any resulting work product shall not be deemed an Improvement or Adaptation and shall not be automatically included within the licenses granted to MEI pursuant to Section 2, above, unless the written consent of the entity funding and/or owning the work product of such engineering services is first obtained. 3DO will give MEI written notice of any such separate agreement between 3DO and any such third party, including identification of the intended work product, in such manner and scope as shall be consistent with 3DO's confidentiality obligations and preservation of attorney-client, work product and other privileges.

         5.4 MEI's Improvements and Adaptations. Subject to 3DO's ownership interests as described in Section 5.1, above, MEI shall be the owner of any Improvements and Adaptations of, and any modifications to, the Licensed Technology that are developed by or for MEI in furtherance of this Agreement.

         5.5 No Implied Rights. This Agreement does not grant to either party any right or license under any of the other party's intellectual property rights or otherwise, except as expressly provided herein, and no other right or license is to be implied by or inferred from any provision hereof or the conduct of either of the parties in furtherance of this Agreement.

         5.6      Restrictions On Competitive Products.

                  (a) Notwithstanding anything to the contrary contained herein, MEI acknowledges and agrees that it shall not, during the first seven (7) years following the date of this Agreement, use, modify, create derivative works or otherwise exploit the Licensed Technology or any Improvement or Adaptation thereof developed by or for 3DO (or any portion of any of the foregoing), or practice or otherwise exploit the Intellectual Property Rights (or any portion thereof) in any application or product configuration which is


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competitive with the M2 platform. As used herein, the term "competitive with the
M2 platform" refers to (i) any application or product configuration that permits the execution and/or operation of any interactive applications software product that is not developed using the M2 applications programming interface (the "M2 API"), or (ii) any application or product configuration that does not incorporate both the semiconductor device known to the parties as [CONFIDENTIAL TREATMENT REQUESTED], which semiconductor device is defined for purposes of this Section by its verilog description at the time of its first commercialized introduction in an M2 Hardware Product (or the semiconductor device known to the parties as [CONFIDENTIAL TREATMENT REQUESTED], which semiconductor device is understood by the parties to mean [CONFIDENTIAL TREATMENT REQUESTED] under Exhibit A, attached hereto) and the central processing unit known as "PowerPC 602", which central processing unit is defined for purposes of this Section as the PowerPC 602 design as it exists in its incorporation into the first commercialized M2 Hardware Product (collectively, "Competing Hardware and Software Products"), without the mutual written consent of the parties;
provided, however, such competitive restrictions (A) shall not apply with respect to (1) industry-recognized standards that are not video game standards, such as VCD 2.0 and Kodak Photo CD, (2) M2 Arcade Devices (as defined in
~Section 13.1, below) and software products for M2 Arcade Devices, or (3) Computing Devices (as defined in Section 17.1, below) and software products for Computing Devices, and (B) shall not preclude MEI from increasing the clock speed of the [CONFIDENTIAL TREATMENT REQUESTED] semiconductor device(s) or the "PowerPC 602" central processing unit, , or from increasing the main memory capacity or storage drive performance of any M2 Hardware Product.

                  (b) Notwithstanding the competitive restrictions set forth in this Section 5.6, 3DO acknowledges and agrees that MEI shall be entitled to use, modify, and create derivative works of the Licensed Technology and any Improvements and Adaptations thereof developed by or for 3DO (or any portion of any of the foregoing), and practice the Intellectual Property Rights (or any portion thereof) in connection with MEI's internal research and development efforts, including, without limitation, the development of Competing Hardware and Software Products; provided, however, MEI shall not be entitled to manufacture, sell, distribute or otherwise exploit, directly or indirectly, any such Competing Hardware and Software Products that incorporate or are developed with use of the Licensed Technology or any Improvements or Adaptations thereof developed by or for 3DO (or any portion of any of the foregoing), or are subject to any of the Intellectual Property Rights, except as expressly permitted (i) in accordance with the provisions of Sections 5.6(a), above, in which case the applicable royalty rate(s) shall be the same as those specified in Section 8, below, and/or (ii) in accordance with the provisions of Section 5.6(c), below, in which case the applicable royalty rate(s) shall be determined in accordance with paragraph (2) of such Section 5.6(c).

                  (c) Notwithstanding the competitive restrictions set forth in ~this Section 5.6, commencing January 1, 1999 if 3DO has not, as of such date, offered to MEI a license of 3DO's [CONFIDENTIAL TREATMENT REQUESTED] on terms and conditions no less favorable to MEI than those set forth in this Agreement regarding the Licensed Technology, or seven (7) years from the date of this Agreement, whichever is earlier, and continuing in perpetuity thereafter, MEI shall have, subject to the terms and conditions of this

Agreement, an exclusive, worldwide, perpetual license (with rights of sublicense) to: (i) use, modify, create derivative works, and otherwise exploit the Licensed Technology and any Improvements and Adaptations thereof that are developed by or for 3DO (or any portion of any of the foregoing) in connection with the development, manufacture, sale, distribution and exploitation of Competing Hardware and Software Products; and (ii) practice and otherwise exploit the Intellectual Property Rights (or any portion thereof) in connection with the development, manufacture, sale, distribution and exploitation of Competing Hardware and Software Products.

                           (1) The licensed rights regarding MEI's development,
manufacture, distribution and exploitation of Competing Hardware Products shall be deemed to be fully paid-up and no royalties shall be due or be payable to 3DO by MEI as specified in Section 7, below, with respect to any such licensed hardware products (including any Competing Hardware Products that have a Competing Software Product embedded within them in a read-only memory semiconductor device).

                           (2) The applicable royalty rate(s) to be paid by MEI
to 3DO with respect to the manufacture and distribution of any Competing Software Products that incorporate the Licensed Technology or any Improvements or Adaptations thereof (or any portion of any of the foregoing), or are developed with the use of the Licensed Technology or any Improvements or Adaptations thereof developed by or for 3DO (or any portion of any of the foregoing), or are subject to any of the Intellectual Property Rights, shall be negotiated in good faith and reasonably agreed upon by MEI and 3DO prior to the commencement of distribution of any units of any such Competing Software Product.

                           (3) MEI acknowledges and agrees that 3DO shall have
the non-exclusive, worldwide, perpetual license (without rights of sublicense) to develop, manufacture, sell, distribute and otherwise exploit, under 3DO's trade names and trademarks, peripheral products that are compatible with any Competing Hardware Product that MEI elects to develop and distribute hereunder, and that 3DO shall only be required to provide a total payment to MEI of [CONFIDENTIAL TREATMENT REQUESTED] (US [CONFIDENTIAL TREATMENT REQUESTED]) with respect to each such peripheral product unit manufactured by or for 3DO hereunder, which sum includes all peripheral royalties, withholding taxes, manufacturing surcharges, compatibility testing fees and other such charges imposed directly or indirectly by MEI, but specifically excludes encryption fees (if 3DO, at its option, elects to hire MEI to provide encryption services), royalties for industry-recognized standards that are not video game standards (such as VCD 2.0), and royalties imposed generally on third parties by MEI for the practice of MEI intellectual property rights (except for rights referenced in Section 18.1, below).

                           (4) MEI acknowledges and agrees that 3DO shall have
the non-exclusive, worldwide, perpetual license (without rights of sublicense) to develop, manufacture (or have manufactured), sell, distribute and otherwise exploit Competing Software Products that are compatible with any Competing Hardware Product that MEI elects to develop and distribute hereunder, and that 3DO shall only be required to provide a total payment to MEI of [CONFIDENTIAL TREATMENT REQUESTED] (US [CONFIDENTIAL TREATMENT REQUESTED]) with respect to each Competing Software Product unit published by 3DO hereunder

(but specifically excluding any third-party title for which 3DO merely serves as a distributor), which sum includes all software royalties, withholding taxes, pressing royalties, manufacturing surcharges, compatibility testing fees and other such charges imposed directly or indirectly by MEI, but specifically excludes encryption fees (if 3DO, at its option, elects to hire MEI to provide encryption services), royalties for industry-recognized standards that are not video game standards (such as VCD 2.0), and royalties imposed generally on third parties by MEI for the practice of MEI intellectual property rights (except for rights referenced in Section 18.1, below).

                           (5) The parties acknowledge and agree that the
provisions of Sections 12.2, 12.3, 12.4, and 12.5, below, shall apply mutatis mutandis with respect to the peripheral products that 3DO elects to develop and distribute hereunder that are compatible with any Competing Hardware Product.

                           (6) The parties acknowledge and agree that the
provisions of Sections 14.2, 14.3, 14.4, 14.5, 14.6, and 14.7, below, shall apply mutatis mutandis with respect to the Competing Software Products that 3DO elects to publish hereunder that are compatible with any Competing Hardware Product.

         5.7 Reservation of Rights. All rights with respect to the Licensed Technology, the Supplemental Technology and/or the Trademarks not specifically granted herein to MEI are expressly reserved by 3DO.

6.       LICENSING FEES.

         In consideration for 3DO's grant of the various licensed rights regarding the Licensed Technology, the Improvements and Adaptations developed by or for 3DO, the Supplemental Technology and the Trademarks set forth in Section 2, above, MEI shall pay 3DO the non-refundable sum of one hundred million dollars (US $100,000,000), which sum shall include applicable Japanese withholding taxes (if any) pursuant to the application of Article 14 [Royalties] and Article 6 [Source of Income] of the Income Tax Treaty between Japan and the United States, and be payable to 3DO in accordance with the following schedule:

               Payment Amount                                    Payment Date
               --------------                                    ------------
                 $60,000,000                          Within ten (10) business days after
                                                     the effective date of this Agreement

                 $40,000,000                          June 30, 1996 or such other date as
                                                      provided under Section 4.2, above,
                                                              whichever is later

7.       NO ROYALTIES WITH RESPECT TO M2 HARDWARE PRODUCTS.

         7.1 The licensed rights regarding the development, manufacture, sale and distribution of M2 Hardware Products shall be deemed to be fully paid-up and no royalties shall be due or be payable to 3DO by MEI or any hardware sublicensee of MEI with respect to any such licensed hardware products

(including any M2 Hardware Products that have an M2 Software Product embedded within them in a read-only memory semiconductor device).

         7.2 3DO acknowledges and agrees that MEI and its various hardware sublicensees shall be entitled, [CONFIDENTIAL TREATMENT REQUESTED], to bundle [CONFIDENTIAL TREATMENT REQUESTED] of any M2 Software Product title inside of the consumer packaging for each M2 Hardware Product, or to provide a coupon inside such packaging, entitling the original consumer purchaser of a particular M2 Hardware Product to receive [CONFIDENTIAL TREATMENT REQUESTED] in connection with such purchase. Any and all such [CONFIDENTIAL TREATMENT REQUESTED] units of M2 Software Products shall be subject to audit by 3DO or its designee (but not more often than twice per year). In the event that any M2 Software Products published or distributed by 3DO are to be bundled with any M2 Hardware Products distributed by MEI or any hardware sublicensee, or are otherwise provided to any consumer purchasers of a particular M2 Hardware Product pursuant to a coupon offered by MEI or any hardware sublicensee, [CONFIDENTIAL TREATMENT REQUESTED] shall be owed to MEI or to any third party with respect to any such M2 Software Products.

8.       ROYALTIES WITH RESPECT TO M2 SOFTWARE PRODUCTS.

         8.1 No Royalties For 1996 and 1997. No royalties shall accrue, and neither MEI nor any software sublicensee of MEI, shall be obliged to pay royalties to 3DO with respect to any and all M2 Software Products that are manufactured prior to January 1, 1998.

         8.2 Ongoing Royalties. Commencing January 1, 1998, MEI shall pay 3DO, on a calendar quarterly basis, royalties with respect to any and all M2 Software Products manufactured by or for MEI, or by or for any sublicensee of MEI (other than 3DO), on or after such date as follows:

                  (a) A royalty of [CONFIDENTIAL TREATMENT REQUESTED] (US [CONFIDENTIAL TREATMENT REQUESTED]), including applicable withholding taxes (if any) pursuant to the application of Article 14 [Royalties] and Article 6 [Source of Income] of the Income Tax Treaty between Japan and the United States, for each unit of any M2 Software Product manufactured until the cumulative installed base exceeds [CONFIDENTIAL TREATMENT REQUESTED] consumer M2 Hardware Products that play M2 Software Products [CONFIDENTIAL TREATMENT REQUESTED], as confirmed through audit by 3DO or its designee; and then

                  (b) A royalty of [CONFIDENTIAL TREATMENT REQUESTED] (US [CONFIDENTIAL TREATMENT REQUESTED]), including applicable withholding taxes (if any) pursuant to the application of Article 14 [Royalties] and Article 6 [Source of Income] of the Income Tax Treaty between Japan and the United States, for each unit of any M2 Software Product manufactured until the cumulative installed base exceeds [CONFIDENTIAL TREATMENT REQUESTED] consumer M2 Hardware Products that play M2 Software Products (including [CONFIDENTIAL TREATMENT REQUESTED]), as confirmed through audit by 3DO or its designee; and then

                  (c) A royalty of [CONFIDENTIAL TREATMENT REQUESTED] (US [CONFIDENTIAL TREATMENT REQUESTED]), including applicable withholding taxes (if any) pursuant to the application of Article 14 [Royalties] and Article 6 [Source of Income] of the Income Tax Treaty between Japan and the United States, for each unit of any M2 Software Product manufactured thereafter.

         8.3 Special Royalties for Internally-Developed Products and Promotional Units. In lieu of the royalties set forth in Section 8.2, above, MEI shall pay 3DO a royalty of [CONFIDENTIAL TREATMENT REQUESTED] (US [CONFIDENTIAL TREATMENT REQUESTED]), including applicable withholding taxes (if any) pursuant to the application of Article 14 [Royalties] and Article 6 [Source of Income] of the Income Tax Treaty between Japan and the United States, for each unit of any M2 Software Products that are developed by or under subcontract for MEI or any of its subsidiaries, and that are manufactured by or for MEI or any such subsidiary at any time from January 1, 1998 through and including June 30, 1998. In addition, 3DO acknowledges and agrees that during each calendar year throughout the term of this Agreement MEI may distribute, and may authorize its M2 software sublicensees to distribute, solely for marketing and promotional purposes (without consideration other than, at such entity's option, reimbursement of reasonable expenses incurred, such as shipping and handling charges), on a [CONFIDENTIAL TREATMENT REQUESTED] basis, up to [CONFIDENTIAL TREATMENT REQUESTED] percent [CONFIDENTIAL TREATMENT REQUESTED] of the annual quantity of M2 Software Products manufactured by or for MEI or its M2 software sublicensees during each respective calendar year; provided, however, if MEI (or any of its M2 software sublicensees, as applicable) actually distributes less than [CONFIDENTIAL TREATMENT REQUESTED] percent [CONFIDENTIAL TREATMENT REQUESTED] of the annual quantity of M2 Software Products manufactured by or for MEI (or any of its M2 software sublicensees, as applicable) in any particular calendar year, the unused portion may not be carried forward for use in any subsequent year. MEI acknowledge and agrees that 3DO shall also be entitled to distribute solely for marketing and promotional purposes (without consideration other than, at such entity's option, reimbursement of reasonable expenses incurred, such as shipping and handling charges), on a [CONFIDENTIAL TREATMENT REQUESTED] basis, up to [CONFIDENTIAL TREATMENT REQUESTED] percent [CONFIDENTIAL TREATMENT REQUESTED] of the annual quantity of M2 Software Products that are manufactured by or for 3DO during each respective calendar year of this Agreement; provided, however, if 3DO actually distributes less than [CONFIDENTIAL TREATMENT REQUESTED] percent [CONFIDENTIAL TREATMENT REQUESTED] of the annual quantity of M2 Software Products manufactured by or for 3DO in any particular calendar year, the unused portion may not be carried forward for use in any subsequent year. Any and all [CONFIDENTIAL TREATMENT REQUESTED] quantities of promotional M2 Software Products distributed by a party shall be subject to audit by the other party or its designee (but not more often than twice per year).

         8.4 Potential Royalty Reduction. Notwithstanding the provisions of Sections 8.2 and 8.3, above, the per unit royalties described in said Sections shall be reduced to [CONFIDENTIAL TREATMENT REQUESTED] (US [CONFIDENTIAL TREATMENT REQUESTED]) per unit, including applicable withholding taxes (if any) pursuant to the application of Article 14 [Royalties] and Article 6 [Source of Income] of the Income Tax Treaty between Japan and the United States, if the standard M2 software program fees (consisting of software royalties, pressing royalties, manufacturing surcharges, compatibility testing fees, and other such charges imposed directly or indirectly by MEI, but specifically excluding encryption fees and royalties imposed by and paid to third parties or consortia in order to practice any industry recognized standards that are not video game standards, such as VCD 2.0) assessed by MEI (as the administrator of the M2 software development program) to unrelated sublicensees falls below [CONFIDENTIAL TREATMENT REQUESTED] (US [CONFIDENTIAL TREATMENT REQUESTED]) per unit, including any applicable withholding taxes, and provided that no such sublicensees are required to pay M2 software program fees greater than [CONFIDENTIAL TREATMENT REQUESTED] (US [CONFIDENTIAL TREATMENT REQUESTED]) per unit, including any applicable withholding taxes.

         8.5 Royalties For Networked Software. Without limiting the generality of Section 2, above, the licenses granted to MEI in Section 2, above, and the sublicense granted to 3DO in Section 14, below, respectively, include the right for MEI to develop, manufacture, copy and distribute network-compatible M2 Hardware Products and network-ready M2 Software Products, and for 3DO to develop, manufacture, copy and distribute network-ready M2 Software Products. The applicable royalty rate(s) to be paid by one party to the other party with respect to the manufacture and distribution of any software product(s) that incorporate the Licensed Technology or any Improvements or Adaptations thereof (or any portion of any of the foregoing), or are developed with the use of the Licensed Technology or any Improvements or Adaptations thereof (or any portion of any of the foregoing) or are subject to any of the Intellectual Property Rights, but that are not distributed in any individually distinct, physical media or format (e.g., CD-ROM, digital video disc, ROM cartridge, etc.), including, without limitation, any network-ready version of any such applications software product(s), any network-ready version of the Operating System Kernel, and/or any network-ready version of any such software tools or utilities, shall be negotiated in good faith by MEI and 3DO prior to the commencement of distribution of any such network-ready software product(s).

         8.6      Royalty Reports.

                  (a) Within thirty (30) days after the end of each calendar month during the term of this Agreement (commencing with respect to the first calendar month of 1998), MEI shall provide 3DO with a written royalty estimate specifying: (i) the gross number of units of M2 Software Products manufactured during such calendar month (itemized on a title-by-title basis and indicating the country where manufactured); (ii) the total number of M2 Software Products that were developed by or under subcontract for MEI or any of its subsidiaries (itemized on a title-by-title basis and indicating the country where manufactured); (iii) the total number of units of M2 Software Products distributed on a [CONFIDENTIAL TREATMENT REQUESTED] basis pursuant to Sections
7.2 and 8.3, above (itemized on a title-by-title basis and indicating the country where manufactured); (iv) the total number of [CONFIDENTIAL TREATMENT REQUESTED] units of M2 Software Products (including, without limitation, those of MEI's sublicensees) manufactured during such calendar month (itemized on a title-by-title basis and indicating the country where manufactured); and (v) the total royalties determined to be due to 3DO hereunder with respect to such calendar month.

                  (b) Within thirty (30) days after the end of each calendar quarter during the term of this Agreement (commencing with respect to the first calendar quarter of 1998), MEI shall provide 3DO with a written royalty report, certified to be accurate by an officer of MEI, specifying: (i) the gross number of units of M2 Software Products manufactured during such calendar quarter (itemized on a title-by-title basis and indicating the country and pressing facility where manufactured); (ii) the total number of M2 Software Products that were developed by or under subcontract for MEI or any of its subsidiaries (itemized on a title-by-title basis and indicating the country and pressing facility where manufactured); (iii) the total number of units of M2 Software Products distributed on a [CONFIDENTIAL TREATMENT REQUESTED] basis pursuant to Sections 7.2 and 8.3, above (itemized on a title-by-title basis and indicating the country and pressing facility where manufactured); (iv) the total number of [CONFIDENTIAL TREATMENT REQUESTED] units of M2 Software Products (including, without limitation, those of MEI's sublicensees) manufactured during such calendar quarter (itemized on a title-by-title basis and indicating the country and pressing facility where manufactured; and (v) the total royalties determined to be due to 3DO hereunder with respect to such calendar quarter.

                  (c) Pursuant to Section 7.1, above, the licensed rights regarding the development, manufacture, sale and distribution of M2 Hardware Products shall be deemed to be fully paid-up and no royalties shall be due or payable to 3DO by MEI or any M2 hardware sublicensee of MEI with respect to such licensed hardware products. In satisfaction of MEI's responsibility to withhold applicable withholding taxes as provided under Section 6, above, and as impacted by Article 6 [Source of Income] and Article 14 [Royalties] of the Income Tax Treaty between Japan and the United States, it is understood that less than one hundred percent (100%) of the licensed rights will be used in Japan.

         8.7 Royalty Payments. Within forty-five (45) days after the end of each calendar quarter, MEI shall provide 3DO with the royalty payment due to 3DO with respect to the total number of royalty-bearing units of M2 Software Products manufactured during such calendar quarter. All sums to be paid to 3DO hereunder shall be remitted by wire transfer on or before the applicable due date to such bank account as shall be designated by 3DO for such purpose. The acceptance by 3DO of any royalty report, or the receipt and deposit by 3DO of any royalty payment tendered by or on behalf of MEI, or the exercise by 3DO of its rights to inspect and/or audit MEI's books and records of accounts, shall be without prejudice to any rights or remedies of 3DO and shall not restrict or prevent 3DO from thereafter disputing the accuracy of any of MEI's royalty reports or payments hereunder. Any incorrect or revised royalty report indicating that an overpayment of royalties has occurred shall not require a repayment by 3DO to MEI, but shall instead be treated as an advance payment of any subsequent royalties otherwise due from MEI hereunder.

         8.8 Audit Rights. MEI shall retain at its principal place of business for a period of five (5) years after making any royalty report, all of the files, records and books of account prepared in the normal course of business which contain data reasonably required for the computation and verification of the information to be provided to 3DO and of the amounts to be paid by MEI with respect to any royalty report required hereunder. MEI shall permit a certified public accounting firm ("CPA") retained by 3DO, to inspect and/or audit at any reasonable times (but not more often than twice per year) all such files, records and books of account and to take extracts therefrom or make copies thereof for the purpose of verifying the correctness of the royalty reports and payments provided by MEI hereunder. MEI shall give 3DO's retained CPA such other information as may be necessary and/or proper in order to enable the royalty payments due to 3DO hereunder to be accurately ascertained. All information obtained by 3DO's CPA under this Section 8.8 and subsequently disclosed to 3DO shall be maintained in strict confidence in accordance with the provisions of
Section 25, below. In addition to promptly paying 3DO any and all sums that are identified by any inspection and/or audit as being owed to 3DO and yet unpaid by MEI, in the event any such inspection and/or audit reveals that MEI has underpaid 3DO by [CONFIDENTIAL TREATMENT REQUESTED] percent [CONFIDENTIAL TREATMENT REQUESTED] or more with respect to the period which is the subject of such inspection and/or audit, MEI shall reimburse 3DO, promptly upon demand, for the reasonable costs and expenses incurred by 3DO with respect to such inspection and/or audit.

         8.9 Taxes. Each party (as a "paying party") may withhold from any and all amounts due to the other party (as a "receiving party") under this Agreement any income tax or other tax of a similar nature required to be withheld by the government of the country in which the paying party has its principal place of business and as provided for under applicable tax laws. If any such withholding occurs, the paying party shall furnish the receiving party with official tax receipts or other documentary evidence of such withholdings and payments in order to assist the receiving party in seeking an appropriate credit against the receiving party's tax obligations. Each party agrees to indemnify and hold the other party harmless from and against any claims, losses, liabilities, damages, expenses and costs (including reasonable fees for attorneys and court costs), which result from its failure to timely pay any applicable withholding taxes or other such assessments, and/or which are incurred in the settlement or avoidance of any such claim. Each party shall agree to extend its respective reasonable best efforts to the other party so as to mitigate and lessen the incidence of withholding taxes incurred pursuant to the applicable income tax treaty. Both parties will work together, in good faith, to reach mutual agreement as to how to mitigate any applicable withholding taxes as permitted by applicable law.

         8.10 Interest. MEI acknowledges and agrees that all sums owed or payable to 3DO hereunder shall bear interest at the rate of one and one-quarter percent (1-1/4%) per month, or such lower rate as may be the maximum rate permitted under applicable law, from the date upon which payment of the same shall first become due up to and including the date of payment thereof whether before or after judgment, and that MEI shall be additionally liable for all costs and expenses of collection, including, without limitation, reasonable fees for attorneys and court costs. Notwithstanding the foregoing, such specified rate of interest shall not excuse or be construed as a waiver of MEI's obligation to timely provide any and all payments due to 3DO hereunder.

9.       MANAGEMENT OF M2 HARDWARE AND SOFTWARE PROGRAMS.

         9.1 M2 Software Program. The licenses granted to MEI in Section 2, above, include the exclusive right to create, implement and manage the third-party software development and publishing programs regarding M2 Software Products, including, without limitation, the solicitation of third-party developers and publishers, the decision as to whether any particular third-party becomes an M2 software sublicensee, the form of agreement to be offered to any prospective third-party M2 software sublicensee, and the provision of software development support and encryption services for any such third parties. Notwithstanding the foregoing, 3DO agrees that it shall continue to provide technical support to any M2 software sublicensees located in the United States, at no cost to MEI, through March 31, 1996.

         9.2 M2 Hardware Program. The licenses granted to MEI in Section 2, above, include the exclusive right to create, implement and manage the third-party hardware development and manufacturing programs regarding M2 Hardware Products, including, without limitation, the solicitation of third-party manufacturers, the decision as to whether any particular third-party becomes an M2 hardware sublicensee, the form of agreement to be offered to any prospective third-party M2 hardware sublicensee, and the provision of hardware development support and encryption services for any such third parties.

10.      MANAGEMENT OF M2 CHIPSET PROGRAM.

         10.1 MEI shall have the exclusive right to manage the custom chipset development programs with [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED] and other semiconductor manufacturers relating to the semiconductor devices familiarly known to the parties as [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED]. MEI shall be solely liable for any and all non-recurring engineering ("NRE") charges for chip development described in clauses (i), (ii) and (iii) of this Section 10 which may be imposed or otherwise assessed by [CONFIDENTIAL TREATMENT REQUESTED] Matsushita Electronics Corporation ("MEC") or any other semiconductor manufacturer. 3DO agrees that it shall provide engineering support, at no expense to MEI, with respect to the following semiconductor device development programs: (i) [CONFIDENTIAL TREATMENT REQUESTED]; (ii) [CONFIDENTIAL TREATMENT REQUESTED]; and
(iii) [CONFIDENTIAL TREATMENT REQUESTED]. MEI agrees to provide 3DO, at no expense to 3DO, with the following engineering samples and production units of each version of the semiconductor devices referenced in clauses (i), (ii) and
(iii) hereof:

                  (a) [CONFIDENTIAL TREATMENT REQUESTED]:Fifty (50) engineering samples from the first wafer lot of each version of such device.


                  (b) [CONFIDENTIAL TREATMENT REQUESTED]:Fifty (50) engineering samples from the first wafer lot of each version of such device; plus a total of four hundred fifty (450) units of the final, mass production version of such device, which units shall be provided to 3DO concurrently with the timing of the initial delivery of such device to MEI.

                  (c) [CONFIDENTIAL TREATMENT REQUESTED]:Fifty (50) engineering samples from the first wafer lot of each version of such device; plus a total of four hundred fifty (450) units of the final, mass production version of such device, which units shall be provided to 3DO concurrently with the timing of the initial delivery of such device to MEI.

         10.2 MEI acknowledges and agrees that 3DO shall be entitled to purchase any and all of the Chipsets, including, without limitation, [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT

REQUESTED] chips, from any and all then-available sources of production at such prices as 3DO is able to negotiate (including chipset royalties to be paid by chipset licensees to MEI in an amount not in excess of [CONFIDENTIAL TREATMENT REQUESTED] (US [CONFIDENTIAL TREATMENT REQUESTED]) per chip for such chips purchased by 3DO), which chips may only be used for 3DO's internal purposes and/or for incorporation into such types of hardware products as 3DO is entitled to develop and distribute, and/or into such types of hardware products as 3DO is entitled to authorize third parties to develop and distribute, consistent with the exclusivity of the licensed rights granted to MEI in Section 2, above.

         10.3 3DO shall be freely entitled to contract with [CONFIDENTIAL TREATMENT REQUESTED] and any other semiconductor manufacturer regarding, among other things, the provision of engineering services relating to the exercise of 3DO's various rights and licenses regarding the Licensed Technology and/or any Derivative Technology, subject to the rights of first negotiation of MEI as described in Section 3, above. MEI acknowledges and agrees that, in the course of negotiating pricing for the Chipsets which MEI desires to purchase from [CONFIDENTIAL TREATMENT REQUESTED] and/or [CONFIDENTIAL TREATMENT REQUESTED], it shall use good faith efforts to obtain the opportunity for 3DO to purchase such Chipsets for the same FOB U.S. pricing that is offered to MEI by such foundries, plus the per unit chipset royalties referenced hereinabove.

11.      M2 AUTHORING SYSTEMS.

         11.1 Without limiting the generality of Section 2, above, the licenses granted to MEI in Section 2, above, include the exclusive, worldwide, perpetual and royalty-free right (with rights of sublicense) for MEI to use, modify, create derivative works and otherwise exploit the Licensed Technology and any Improvements and Adaptations thereof that are developed by or for 3DO (or any portion of any of the foregoing) and to practice and otherwise exploit the Intellectual Property Rights in connection with the development, manufacture, sale, lease, license, distribution and/or exploitation of development and authoring systems (including development and authoring software, tools and utilities) that are designed and intended for the development of M2 Hardware Products and/or M2 Software Products (collectively, "M2 Authoring Systems"). Notwithstanding the foregoing, MEI hereby grants 3DO, and 3DO hereby accepts from MEI, a non-exclusive, royalty-free, perpetual license (without rights of sublicense), to the full extent of the exclusive rights granted by 3DO to MEI hereunder, to: (i) use, modify, create derivative works, and otherwise exploit the Licensed Technology and any Improvements and Adaptations thereof that are developed by or for 3DO (or any portion of any of the foregoing) in connection with the development, manufacture, sale, lease, license for use, distribution, and/or exploitation of any M2 Authoring Systems to MEI's authorized sublicensees outside of Japan; and (ii) practice and otherwise exploit the Intellectual Property Rights (or any portion thereof) in connection with the development, manufacture, sale, lease, license for use, distribution, and/or exploitation of any M2 Authoring Systems to MEI's authorized sublicensees outside of Japan. Without limiting the generality of the license granted by MEI to 3DO in this
Section 11.1, MEI acknowledges and agrees that such license includes the non-exclusive rights for 3DO to develop, manufacture (or have manufactured), sell and distribute M2 Authoring Systems to MEI's authorized sublicensees outside of Japan.

         11.2 In addition, MEI hereby grants 3DO, and 3DO hereby accepts from MEI, a non-exclusive, worldwide, royalty-free, perpetual license (with rights of sublicense), to the full extent of the exclusive rights granted by 3DO to MEI hereunder, to: (i) use, modify, create derivative works, and otherwise exploit the Licensed Technology and any Improvements and Adaptations thereof that are developed by or for 3DO (or any portion of any of the foregoing) in connection with the development, manufacture, sale, lease, license, distribution and/or exploitation of any development and authoring systems (including development and authoring software, tools and utilities) that are designed and intended for the development of hardware products that are not M2 Hardware Products and/or the development of software products that are not M2 Software Products (collectively, "Non-M2 Authoring Systems"); and (ii) practice and otherwise exploit the Intellectual Property Rights (or any portion thereof) in connection with the development, manufacture, sale, lease, license, distribution and/or exploitation of any Non-M2 Authoring Systems. Without limiting the generality of the license granted by MEI to 3DO in this Section 11.2, MEI acknowledges and agrees that such license includes the rights for 3DO to develop, manufacture (or have manufactured), sell and distribute Non-M2 Authoring Systems.

         11.3 MEI acknowledges and agrees that, notwithstanding anything to the contrary contained in this Agreement, any enhancement or other such modification to the Licensed Technology that is created by or for 3DO and incorporated in any M2 Authoring Systems or any Non-M2 Authoring Systems, or in any development or authoring software, tools or utilities, shall not be deemed an Improvement or Adaptation, and shall not be automatically included within the licenses granted to MEI in Section 2, above.

         11.4 There shall be no restrictions upon the number or types of M2 Authoring Systems (including development and authoring software, tools and utilities) or Non-M2 Authoring Systems (including development and authoring software, tools and utilities) that 3DO is entitled to develop and distribute hereunder, nor shall MEI have any approval rights regarding the design or subjective quality of any such products.

12.      M2 PERIPHERAL PRODUCTS.

         12.1 Without limiting the generality of Section 2, above, the licenses granted to MEI in Section 2, above, include the exclusive, worldwide, perpetual and royalty-free right (with rights of sublicense) for MEI to use, modify, create derivative works, and otherwise exploit the Licensed Technology and any Improvements and Adaptations thereof developed by or for 3DO (or any portion of any of the foregoing) and to practice and otherwise exploit the Intellectual Property Rights in connection with the development, manufacture, sale and distribution of peripheral products (including utility firmware) which are compatible with any M2 Hardware Products (collectively, "M2 Peripheral Products"). Notwithstanding the foregoing, MEI hereby grants 3DO, and 3DO hereby accepts from MEI, a non-exclusive, worldwide, perpetual license (without rights of sublicense), to the full extent of the exclusive rights granted by 3DO to MEI hereunder, to: (i) use, modify, create derivative works, and otherwise exploit the Licensed Technology and any Improvements and

Adaptations thereof that are developed by or for 3DO (or any portion of any of the foregoing) in connection with the development, manufacture, sale, distribution and/or exploitation of any M2 Peripheral Products; and (ii) practice and otherwise exploit the Intellectual Property Rights (or any portion thereof) in connection with the development, manufacture, sale, distribution and/or exploitation of any M2 Peripheral Products. Without limiting the generality of the license granted by MEI to 3DO in this Section 12.1, MEI acknowledges and agrees that such license includes the non-exclusive rights for 3DO to develop, manufacture (or have manufactured), sell and distribute M2 Peripheral Products throughout the world.

                  (a) MEI acknowledges and agrees that 3DO shall only be required to provide MEI with a total payment of [CONFIDENTIAL TREATMENT REQUESTED] (US [CONFIDENTIAL TREATMENT REQUESTED]) with respect to each M2 Peripheral Product unit manufactured by or for 3DO hereunder, which sum includes all peripheral royalties, withholding taxes, manufacturing surcharges, compatibility testing fees and other such charges imposed directly or indirectly by MEI, but specifically excludes encryption fees (if 3DO, at its option, elects to hire MEI to provide encryption services), royalties for industry-recognized standards that are not video game standards (such as VCD 2.0), and royalties imposed generally on third parties by MEI for the practice of MEI intellectual property rights (except for rights referenced in Section 18.1, below).

                  (b) 3DO hereby acknowledges that the license granted to it in this Section does not authorize it to develop, manufacture (or have manufactured), sell and/or distribute a dedicated consumer video game system compatible with software products developed using the M2 API.

         12.2 There shall be no restrictions upon the number or types of M2 Peripheral Products that 3DO is entitled to develop and distribute, nor shall MEI have any approval rights regarding the design or subjective quality of any such products.

         12.3 MEI acknowledges and agrees that 3DO shall be entitled, pursuant to the license granted by MEI in this Section, to reproduce at 3DO's facilities in the United States and incorporate, in any and all M2 Peripheral Products that 3DO elects to develop and distribute, any required peripheral authentication or other such peripheral security process or device (e.g., encryption techniques) that is/are required to be combined with any M2 Peripheral Products in order for such peripheral products to execute and otherwise be operable with any M2 Hardware Products; provided, however, 3DO's rights with respect to such peripheral authentication and/or other such peripheral security systems shall not extend to any third-party peripherals for which 3DO merely serves as a distributor.

         12.4 The royalty reporting and payment provisions of Sections 8.6, 8.7, 8.8, 8.9, and 8.10, above, shall apply mutatis mutandis with respect to 3DO's obligations to pay royalties to MEI for any M2 Peripheral Products manufactured by or for 3DO hereunder.

         12.5 The parties acknowledge and agree that the provisions of Section 19, below, or such less restrictive provisions as are mutually agreed by MEI and any third-party sublicensees hereunder, shall apply with respect to any

M2 Peripheral Products that are manufactured and distributed by or for 3DO hereunder.

13.      M2 ARCADE DEVICES.

         13.1 Without limiting the generality of Section 2, above, the licenses granted to MEI in Section 2, above, include the exclusive, worldwide, perpetual and royalty-free right (with rights of sublicense) for MEI to use, modify, create derivative works and otherwise exploit the Licensed Technology and any Improvements and Adaptations thereof that are developed by or for 3DO (or any portion of any of the foregoing) and to practice and otherwise exploit the Intellectual Property Rights (or any portion thereof) in connection with the development, manufacture, sale, distribution and/or exploitation of arcade and location-based entertainment devices (collectively, "M2 Arcade Devices"), which hardware products may be compatible with applications software developed using the M2 API or with any other API. Notwithstanding the foregoing, MEI hereby grants 3DO, and 3DO hereby accepts from MEI, a non-exclusive, royalty-free, perpetual license (including rights of sublicense to entities outside of Japan), to the full extent of the exclusive rights granted by 3DO to MEI hereunder, to:
(i) use, modify, create derivative works, and otherwise exploit the Licensed Technology and any Improvements and Adaptations thereof that are developed by or for 3DO (or any portion of any of the foregoing) in connection with the development, manufacture, sale, distribution and/or exploitation of any M2 Arcade Devices (including integrated utility firmware), and in connection with the development, manufacture, sale, distribution and/or exploitation of applications software products, which software products are intended for use with any M2 Arcade Devices and are developed using an API other than the M2 API; and (ii) practice and otherwise exploit the Intellectual Property Rights (or any portion thereof) in connection with the development, manufacture, sale, distribution and/or exploitation of any M2 Arcade Devices, and in connection with the development, manufacture, sale, distribution and/or exploitation of applications software products, which software products are intended for use with any M2 Arcade Devices and are developed using an API other than the M2 API.

         13.2 To the extent of the licenses and related rights granted to 3DO in
Section 13.1, above, no royalties shall accrue or otherwise be payable by 3DO to MEI with respect to any M2 Arcade Devices and/or any related applications software products that are developed using an API other than the M2 API and that are distributed by or for 3DO, or by or for any sublicensee of 3DO. To the extent of the licenses and related rights granted to MEI in Section 2, above, no royalties shall accrue or otherwise be payable by MEI to 3DO with respect to any M2 Arcade Devices and/or any related applications software products that are developed using an API other than the M2 API and that are distributed by or for MEI, or by or for any sublicensee of MEI.

         13.3 There shall be no restrictions upon the number or types of M2 Arcade Devices or related applications software products that 3DO is entitled to develop and distribute, and/or authorize others to develop and distribute as expressly permitted hereunder, nor shall MEI have any approval rights regarding the design or subjective quality of any such products.

         13.4 MEI acknowledges and agrees that, notwithstanding anything to the contrary contained in this Agreement, any enhancement or other such modification to the Licensed Technology that is created by or for 3DO and incorporated in any M2 Arcade Device shall not be deemed an Improvement or Adaptation, and shall not be automatically included within the licenses granted to MEI in Section 2, above.

         13.5 Without limiting the generality of the license granted by MEI to 3DO in this Section 13.1, which license includes the non-exclusive rights for 3DO to develop, manufacture (or have manufactured), sell and distribute M2 Arcade Products throughout the world, 3DO agrees that in the event it desires to license the Japanese distribution rights owned or otherwise held by 3DO with respect to any M2 Arcade Device developed by 3DO, 3DO shall first offer such distribution opportunity to MEI and shall negotiate in good faith with MEI for a period of thirty (30) days regarding the potential license to MEI of the Japanese distribution rights with respect to any such M2 Arcade Device.

         13.6 For purposes of clarification, the parties acknowledge and agree that the non-exclusive license granted by MEI to 3DO in Section 14, below, includes a license with respect to application software products intended for use with M2 Arcade Devices, which software products are developed using the M2 API.

14.      M2 SOFTWARE PUBLISHING.

         14.1 Without limiting the generality of Section 2, above, the licenses granted to MEI in Section 2, above, include the exclusive, worldwide, perpetual right (with rights of sublicense) for MEI to use, modify, create derivative works and otherwise exploit the Licensed Technology and any Improvements and Adaptations thereof that are developed by or for 3DO (or any portion of any of the foregoing) and to practice and otherwise exploit the Intellectual Property Rights (or any portion thereof) in connection with the development, manufacture, sale and distribution of M2 Software Products. Notwithstanding the foregoing, MEI hereby grants 3DO, and 3DO hereby accepts from MEI, a non-exclusive, worldwide, perpetual license (without rights of sublicense), to the full extent of the exclusive rights granted by 3DO to MEI hereunder, to: (i) use, modify, create derivative works, and otherwise exploit the Licensed Technology and any Improvements and Adaptations thereof that are developed by or for 3DO (or any portion of any of the foregoing) in connection with the development, manufacture, sale, distribution and/or exploitation of any M2 Software Products; and (ii) practice and otherwise exploit the Intellectual Property Rights (or any portion thereof) in connection with the development, manufacture, sale, distribution and/or exploitation of any M2 Software Products. MEI acknowledges and agrees that 3DO shall only be required to provide a total payment to MEI of [CONFIDENTIAL TREATMENT REQUESTED] (US [CONFIDENTIAL TREATMENT REQUESTED]) for each M2 Software Product unit published by 3DO hereunder (but specifically excluding any third-party title for which 3DO merely serves as a distributor), which sum includes all software royalties, withholding taxes, manufacturing surcharges, compatibility testing fees and other such charges imposed directly or indirectly by MEI, but specifically excludes encryption fees (if 3DO, at its option, elects to hire MEI to provide encryption services), royalties for industry-recognized standards that are not video game standards (such as VCD 2.0), and royalties imposed generally on third parties by MEI for the practice of MEI intellectual property rights (except for rights referenced in Section 18.1, below).

         14.2 Notwithstanding anything to the contrary contained in this Agreement, 3DO acknowledges and agrees that no royalties shall be paid by MEI to 3DO pursuant to the provisions of Section 8, above, for any of the M2 Software Products that are published by 3DO.

         14.3 There shall be no restrictions upon the number or types of M2 Software Products that 3DO is entitled to publish, nor shall MEI have any approval rights regarding the design or subjective quality of 3DO's M2 Software Products.

         14.4 Notwithstanding the provisions of Section 9, above, MEI acknowledges and agrees that 3DO shall be entitled, pursuant to the license granted by MEI in this Section 14, to reproduce at 3DO's facilities in the United States and incorporate, in any and all M2 Software Products that 3DO elects to publish, any required software authentication or other such software security process or device (e.g., encryption techniques) that is/are required to be combined with any M2 Software Products in order for such software products to execute and otherwise be operable with any M2 Hardware Products; provided, however, 3DO's rights with respect to any such software authentication and/or other such software security systems shall not extend to any third-party titles for which 3DO merely serves as a distributor.

         14.5 Without limiting the generality of the license granted to 3DO by MEI in Section 14.1, above, which license includes the non-exclusive rights for 3DO to develop, manufacture (or have manufactured) and publish M2 Software Products throughout the world, in addition 3DO shall be entitled to have its M2 Software Products manufactured outside of Japan by pressing facilities that are not subsidiaries of MEI or otherwise affiliated with MEI and which, although licensed by MEI, shall not have any obligation to pay any pressing royalties or manufacturing surcharges to MEI with respect to the M2 Software Products that 3DO elects to publish. MEI acknowledges and agrees that it shall grant pressing licenses to at least two (2) such pressing facilities in the U.S.A. and at least one (1) such pressing facility in Europe, which facilities shall be selected by MEI at its discretion. Upon 3DO's written request, MEI shall use its best efforts to ensure that any and all pressing facilities and manufacturing facilities that are licensed or controlled by MEI provide 3DO with a reasonable opportunity to purchase M2 Software Products on non-discriminatory terms.

         14.6 3DO agrees that it shall provide MEI, at no expense to MEI, with up to two hundred (200) copies of each M2 Software Product title published by 3DO hereunder (but specifically excluding any third-party title for which 3DO merely serves as a distributor), which M2 Software Product units may only be used by MEI for protection of MEI's trademark rights with respect to the M2 Platform Trademark and/or for marketing and promotional purposes, including demonstration at trade shows and press conferences. MEI acknowledges and agrees that it shall waive the software royalties that would otherwise be owed by 3DO hereunder with respect to any and all such M2 Software Products units as are provided by 3DO to MEI pursuant to the provisions of this Section 14.6.

         14.7 The royalty reporting and payment provisions of Sections 8.6, 8.7, 8.8, 8.9, and 8.10, above, shall apply mutatis mutandis with respect to 3DO's obligations to pay royalties to MEI for any M2 Software Products manufactured by or for 3DO hereunder.

         14.8 The parties acknowledge and agree that the provisions of Section 19, below, or such less restrictive provisions as are mutually agreed by MEI and any third-party sublicensees hereunder, shall apply with respect to any M2 Software Products that are manufactured and distributed by or for 3DO hereunder.

15.      THE M2 ACCELERATOR.

         In the event that MEI fails to commercially release any version of that certain product conforming to Section II of Exhibit E, attached hereto (the "M2 Accelerator Product") in North America by September 30, 1996, MEI shall grant 3DO a non-exclusive, worldwide, perpetual and royalty-free license (without rights of sublicense), to the full extent of the exclusive rights granted by 3DO to MEI hereunder, to: (i) use, modify, create derivative works, and otherwise exploit the Licensed Technology and any Improvements and Adaptations thereof that are developed by or for 3DO (or any portion of any of the foregoing), in connection with the development, manufacture, sale, distribution and/or exploitation of units of the M2 Accelerator Product; and (ii) practice and otherwise exploit the Intellectual Property Rights (or any portion thereof) in connection with the development, manufacture, sale, distribution and/or exploitation of units of the M2 Accelerator Product.

16.      SOFTWARE PUBLISHING ON FUTURE MEI PLATFORMS.

         16.1 MEI hereby grants 3DO, and 3DO hereby accepts from MEI, a non-exclusive, worldwide, perpetual license (without rights of sublicense), to the full extent of the exclusive rights granted by 3DO to MEI hereunder, to develop, manufacture (or, at 3DO's option, have manufactured), sell, distribute, and/or otherwise exploit software products for any future interactive platforms (other than M2 Hardware Products and specifically excluding any interactive platforms that constitute an embodiment of an industry recognized interactive standard that is not a video game standard, such as VCD 2.0) that are designed, developed and commercially launched by or for MEI at any time within twenty-five
(25) years following the execution of this Agreement. The license granted to 3DO pursuant to this Section 16 includes the right to practice and otherwise exploit such intellectual property rights of MEI as are required in order for 3DO to be able to develop, manufacture (or have manufactured), use, sell, distribute, and/or otherwise exploit software products compatible with such future interactive platforms as are developed and distributed by or for MEI, but specifically excluding such intellectual property rights of MEI as are the subject of any industry recognized standard that is not a video game standard. The expiration of the referenced twenty-five (25) year period shall only affect 3DO's right to develop and publish software products for interactive platforms that are designed, developed and commercially launched by or for MEI subsequent to the expiration of such twenty-five (25) year period, and shall not affect in any manner 3DO's right to continue to develop and publish software products compatible with any such interactive platforms that are designed, developed and commercially launched by or for MEI prior to the expiration of such period.

         16.2 3DO shall pay MEI a total payment of [CONFIDENTIAL TREATMENT REQUESTED] (US [CONFIDENTIAL TREATMENT REQUESTED]) for each such product unit published by 3DO hereunder (but specifically excluding any third-party title for which 3DO merely serves as a distributor), which sum includes all software royalties, withholding taxes, manufacturing surcharges, compatibility testing fees and other such charges imposed directly or indirectly by MEI, but specifically excludes encryption fees, royalties for industry-recognized standards that are not video game standards (such as VCD 2.0), and royalties imposed generally on third parties by MEI for the practice of MEI intellectual property rights (except for rights referenced in Section 18.1, below).

         16.3 Notwithstanding the foregoing, 3DO acknowledges and agrees that it shall not be entitled to such favorable royalty rate unless 3DO starts development of at least [CONFIDENTIAL TREATMENT REQUESTED] titles of 3DO's choosing for any such future MEI interactive platform at least [CONFIDENTIAL TREATMENT REQUESTED] year before the scheduled launch date of such platform, or promptly following the date that any required development systems and/or authoring software are made available by MEI to 3DO (if any such development systems and/or authoring software are not available at least [CONFIDENTIAL TREATMENT REQUESTED] year prior to such scheduled launch date), whichever is later. 3DO agrees that, if 3DO seeks to obtain such favorable rate and such development systems and/or authoring software are made available by MEI to 3DO prior to such [CONFIDENTIAL TREATMENT REQUESTED] period, any such complement of [CONFIDENTIAL TREATMENT REQUESTED] titles for any such future MEI interactive platform shall not be released on any [CONFIDENTIAL TREATMENT REQUESTED] interactive platforms by 3DO or any of its subsidiaries within [CONFIDENTIAL TREATMENT REQUESTED] from the date of commercial launch of each of such 3DO software products, respectively.

         16.4 There shall be no restrictions upon the number or types of software products that 3DO is entitled to publish for any such future MEI interactive platforms. Neither MEI nor any third party shall have any approval rights regarding the design or subjective quality of any such software products published by 3DO. MEI shall have the right, however, to test compatibility and to inspect 3DO's use on any such software products that are published by or for 3DO of any applicable format trademark that is owned or otherwise controlled by MEI, and 3DO shall use diligent, good faith efforts to remedy any incompatibility or improper trademark usage reported by MEI.

         16.5 MEI shall cause any required security process or device (e.g., encryption techniques) that is owned by MEI or otherwise within MEI's control to be incorporated into reproducible masters of each of the software products that 3DO desires to publish in accordance with a schedule and on other terms and conditions that are nondiscriminatory and no less favorable to 3DO than the schedule and other terms and conditions made available to any third party. Upon 3DO's written request, MEI shall use its best efforts to ensure that any and all pressing facilities and manufacturing facilities that are licensed or otherwise controlled by MEI provide 3DO with a reasonable opportunity to purchase software products for any such future MEI interactive products on non-discriminatory terms.

         16.6 The royalty reporting and payment provisions of Sections 8.6, 8.7, 8.8, 8.9, and 8.10, above, shall apply mutatis mutandis with respect to 3DO's obligations to pay royalties to MEI for any such software products manufactured by or for 3DO hereunder.

         16.7 The parties acknowledge and agree that the provisions of Section 19, below, or such less restrictive provisions as are mutually agreed by MEI and any third-party licensed to develop and publish software products compatible with any such future MEI interactive platform(s), shall apply with respect to any such software products that are developed and published by or for 3DO hereunder.

17.      COMPUTING DEVICES.

         17.1 Without limiting the generality of Section 2, above, the licenses granted to MEI in Section 2, above, include the exclusive, worldwide, perpetual and royalty-free right (with rights of sublicense) for MEI to use, modify, create derivative works, and otherwise exploit the Licensed Technology and any Improvements and Adaptations thereof that are developed by or for 3DO (or any portion of any of the foregoing) and practice and otherwise exploit the Intellectual Property Rights (or any portion thereof) in connection with the development, manufacture, sale, distribution and/or exploitation of any hardware products and/or devices (e.g., semiconductor devices and board level products), including integrated utility firmware, that are designed and intended for use in the computer field (collectively, "Computing Devices"), which hardware products may be compatible with applications software developed with the M2 API or with any other API. Notwithstanding the foregoing, MEI hereby grants 3DO, and 3DO hereby accepts from MEI, a non-exclusive, worldwide, royalty-free, perpetual license (with rights of sublicense), to the full extent of the exclusive rights granted by 3DO to MEI hereunder, to: (i) use, modify, create derivative works, and otherwise exploit the Licensed Technology and any Improvements and Adaptations thereof that are developed by or for 3DO (or any portion of any of the foregoing) in connection with the development, manufacture, sale, distribution and/or exploitation of any Computing Devices, and in connection with the development, manufacture, sale and/or distribution of applications software products developed using an API other than the M2 API, which software products are designed and intended for use with any Computing Devices; and (ii) practice and otherwise exploit the Intellectual Property Rights (or any portion thereof) in connection with the development, manufacture, sale, distribution and/or exploitation of any Computing Devices, and in connection with the development, manufacture, sale and/or distribution of applications software products developed using an API other than the M2 API, which software products are designed and intended for use with any Computing Devices.

                  (a) MEI acknowledges and agrees that, notwithstanding anything to the contrary contained herein, any enhancement to or other such modification of the Licensed Technology or any Improvement or Adaptation thereof (or any portion of any of the foregoing) that is created by or for 3DO in connection with the development of any Computing Device and/or any related applications software product shall not be deemed an Improvement or Adaptation, and shall not be automatically included within the licenses granted to MEI to Section 2, above.

                  (b) To the extent of the licenses and related rights granted by MEI to 3DO in this Section 17.1, no royalties shall accrue or otherwise be payable by 3DO to MEI with respect to any Computing Devices and/or any related applications software products that are developed using an API other than the M2 API and that are distributed by or for 3DO, or by or for any sublicensee of 3DO. To the extent of the licenses and related rights granted by 3DO to MEI in this
Section 2, above, no royalties shall accrue or otherwise be payable by MEI to 3DO with respect to any Computing Devices and/or any related applications software products that are developed using an API other than the M2 API and that are distributed by or for MEI, or by or for any sublicensee of MEI.

                  (c) There shall be no restrictions upon the number or types of Computing Devices and/or related applications software products that 3DO shall be entitled to develop and distribute, and/or authorize third parties to develop and distribute as expressly permitted hereunder, nor shall MEI have any approval rights regarding the design or subjective quality of any of the Computing Devices and/or related applications software products developed by 3DO or by any sublicensee of 3DO.

         17.2 3DO hereby acknowledges and agrees that the license granted to it in this Section does not authorize 3DO to develop, manufacture (or have manufactured), sell and/or distribute, or to authorize any third party to develop, manufacture (or have manufactured), sell and/or distribute, a dedicated consumer video game system, nor to sublicense third parties to develop applications software products using the M2 API. Similarly, MEI acknowledges and agrees that its license to develop and distribute hardware products designed and intended for use in the computer field does not authorize MEI or any of its hardware sublicensees to develop, manufacture (or have manufactured), sell and/or distribute any dedicated consumer video game system that is competitive with the M2 platform, as set forth in Section 5.6, above.

18.      NOTICE OF MODIFICATIONS, OTHER RIGHTS.

         18.1 To the extent that MEI from time to time makes (or has made) any modifications to the Licensed Technology or any Improvement or Adaptation thereof (or any portion of any of the foregoing) that affect compatibility with M2 Hardware Products or otherwise affect 3DO's ability to maintain such compatibility in connection with the exercise of the licensed rights herein granted by MEI to 3DO (or the rights of any of 3DO's sublicensees, as expressly permitted hereunder), then, without the payment of any additional compensation
(i) MEI shall provide 3DO with written notice of such modifications at least ninety (90) days before any implementation thereof, (ii) the rights and licenses granted by MEI to 3DO pursuant to the provisions of this Section 18.1 shall be deemed to include (but be limited to) such modifications, and any intellectual property rights of MEI in respect thereof, solely for purposes of maintaining compatibility with the applicable M2 Hardware Products, and (iii) MEI shall promptly deliver to 3DO any materials (including, without limitation, any revised specifications or encryption information, if applicable) required for the exercise of such rights and licenses.

         18.2 To the extent that MEI may have intellectual property rights (in addition to those referenced in Section 18.1, above) that affect compatibility with M2 Hardware Products or otherwise affect 3DO's ability to maintain such compatibility in connection with the exercise of the licensed rights herein granted by MEI to 3DO (or the rights of any of 3DO's sublicensees, as expressly permitted hereunder), then MEI shall grant to 3DO, at 3DO's request, a non-exclusive, worldwide license of such intellectual property rights solely for use in maintaining such compatibility. Such license shall be on terms and conditions that are nondiscriminatory and that are no less favorable to 3DO than those made available to any third party under comparable circumstances.

         18.3 The licenses of Sections 18.1 and 18.2 shall not extend to the development, manufacture, sale or distribution of any Competing Hardware and/or Software Products, unless the parties otherwise mutually agree in writing.

19.      FORMAT NAME.

         19.1 M2 Platform Trademark. MEI shall be entitled to choose the format name for the M2 platform and shall own the trademark(s) used to identify such format (the "M2 Platform Trademark"). MEI hereby grants to 3DO and its sublicensees, respectively, subject to the terms and conditions of this Agreement, and 3DO hereby accepts from MEI and agrees to use and/or cause 3DO's sublicensees to use, as applicable, a non-exclusive, worldwide, royalty-free, perpetual license to use the M2 Platform Trademark in connection with the manufacture, marketing, sale, distribution and/or exploitation of M2 Authoring Systems, M2 Peripheral Products for M2 Hardware Products that are compatible with software products developed using the M2 API, M2 Arcade Devices that are compatible with software products developed using the M2 API, M2 Software Products developed using the M2 API, and Computing Devices that are compatible with software products developed using the M2 API ("M2 Platform Products").

         19.2 MEI Guidelines. In order for MEI to maintain its interest in the M2 Platform Trademark, 3DO agrees that it (and its sublicensees, as applicable) shall be subject to the following:

                  (a) MEI shall provide 3DO with reasonable written guidelines (the "MEI Guidelines") regarding the reproduction and display of the M2 Platform Trademark, which directives shall be set forth in Exhibit D, to be attached hereto, and which shall not be any more burdensome or restrictive than the applicable trademark guidelines regarding the M2 Platform Trademark that MEI gives to any third-party sublicensee hereunder. The MEI Guidelines shall be subject to reasonable updating and modification upon not less than (90) days prior written notice. Nothing herein shall restrict 3DO from using its own trademarks and logos in connection with any M2 Platform Products.

                  (b) MEI shall have the right to test compatibility and to inspect 3DO's use of the M2 Platform Trademark in connection with the M2 Platform Products that are manufactured by or for 3DO, and 3DO shall use commercially reasonable efforts to resolve and to prospectively correct any incompatibility and/or improper trademark usage reported by MEI.

         19.3     MEI Trademark Rights.

                  (a) The M2 Platform Trademark and the goodwill associated therewith are the exclusive property of MEI and nothing in this Agreement grants 3DO any right, title or interest therein, except for the license expressly granted to use the M2 Platform Trademark in accordance with the terms and subject to the conditions set forth in this Agreement.

                  (b) All uses of the M2 Platform Trademark by 3DO (and its sublicensees, as applicable) hereunder and all goodwill arising therefrom shall inure solely to the benefit of MEI. 3DO represents and warrants that it shall not contest the validity of the M2 Platform Trademark or registrations thereof or applications with respect thereto, or MEI's exclusive ownership of the M2 Platform Trademark or its associated goodwill.

                  (c) 3DO agrees to make available to MEI, upon request, copies of 3DO's records and such other documentary evidence as is/are retained in the ordinary course of business regarding its use of the M2 Platform Trademark. Such records shall include samples of prior and contemporaneous uses of the M2 Platform Trademark in connection with any M2 Platform Products, and information regarding first use of the M2 Platform Trademark in each country.

                  (d) Upon MEI's request, 3DO shall deliver to MEI free of cost samples of use of the M2 Platform Trademark for trademark registration purposes in compliance with applicable laws. 3DO shall assist MEI, at MEI's expense, in its efforts to procure and maintain protection of the M2 Platform Trademark, including trademark registration in MEI's name and at MEI's expense. Upon request, 3DO shall execute registered user agreements regarding the M2 Platform Trademark. Notwithstanding the foregoing, MEI shall be under no obligation to procure or maintain any particular trademark registration.

         19.4 Collateral Products. No right, license or privilege has been granted to 3DO hereunder concerning the development of any collateral product or other such after-market use or purpose which displays or depicts the M2 Platform Trademark. No promotional or novelty items or premium products (e.g., T-shirts, baseball caps, coffee mugs, stickers, etc.) displaying or depicting the M2 Platform Trademark shall be developed, manufactured, marketed, sold, and/or distributed by 3DO or in its behalf without the prior written consent of MEI.

         19.5     Litigation Involving the M2 Platform Trademark.

                  (a) If 3DO's legal department or personnel responsible for the relationship with MEI become aware that any third party is or may be infringing the M2 Platform Trademark, 3DO shall promptly provide written notice thereof to MEI.

                  (b) 3DO shall promptly inform MEI of any actual or threatened litigation (a "Claim") against 3DO which arises out of the authorized use of the M2 Platform Trademark. In the event of a Claim, MEI shall, at its option, either
(i) select an alternative (whether new or existing) non-infringing mark, or (ii) assume the defense and/or settlement of the Claim and indemnify 3DO for any monetary judgment resulting from 3DO's authorized use, from and after the date on which MEI is notified in writing of the Claim, of the M2 Platform Trademark that is the subject of the Claim. Except as otherwise provided in
Section 23, below, in no event shall MEI have any liability to 3DO or any third party for any use of the M2 Platform Trademark prior to the date of a Claim or for any use in a manner that is inconsistent with the MEI Guidelines or in the event 3DO or any of its sublicensees modifies or alters the M2 Platform Trademark.

         19.6 No Rights to Existing 3DO Marks. Nothing in this Section 19 will imply any right of MEI to choose as the M2 Platform Trademark, or to own, any existing trademark of 3DO, including, without limitation, the Trademarks and any other trademarks confusingly similar thereto, or otherwise imply any license or right with respect to any such Trademarks or other trademark(s) except as otherwise set forth in this Agreement.

20.      NO GUARANTEES.

         3DO acknowledges and agrees that there is no assurance whatsoever that MEI shall undertake any specific efforts or level of efforts, or achieve any specific results or level of sales by reason of any promotion, marketing, distribution or sublicensing efforts, in furtherance of the licenses granted to it in Section 2, above.

21.      LIMITED WARRANTIES OF 3DO.

         21.1     3DO's Limited Warranties.

                  (a) Non-Infringement. 3DO warrants solely for the benefit of MEI that (i) as of the effective date of this Agreement, 3DO has no actual knowledge that the Licensed Technology infringes upon any validly issued and currently effective patents of any third party, (ii) as of the effective date of this Agreement, 3DO has no actual knowledge that any of the Trademarks infringe upon any validly registered and currently effective trademarks of any third party, and (iii) 3DO has the right to grant the licenses set forth in Section 2, above.

                  (b) Technical Disclosure. 3DO warrants solely for the benefit of MEI that, to the best of 3DO's knowledge and belief, the Technical Disclosure Information and Materials listed in Exhibit A, attached hereto, and the Deliverables listed in Exhibit B, attached hereto, constitute all of the Licensed Technology and are sufficient to permit a skilled and experienced designer and manufacturer of interactive platforms to use and exploit the licensed rights set forth in this Agreement.

                  (c) Marketing and Distribution. 3DO warrants solely for the benefit of MEI that the M2 Hardware Products and M2 Software Products developed and distributed by or for 3DO hereunder shall be manufactured, marketed, advertised, promoted, merchandised, sold, and distributed in accordance with any and all laws, statutes, regulations and ordinances that are applicable in the countries and territories within which such products are to be distributed by 3DO and/or its sublicensees hereunder.

                   (d) General Warranties. 3DO warrants solely for the benefit of MEI that:

                   (1) 3DO has the right, power and authority to enter into this Agreement and to fully perform its obligations hereunder;


                   (2) 3DO owns and/or has the right to grant the licenses set forth in Section 2, above, with respect to the Licensed Technology except as otherwise noted in Exhibit F, attached hereto, which exhibit sets forth all material elements of the technology described in Exhibits A and B, attached hereto, that, to the best of 3DO's knowledge and belief, 3DO neither owns nor has the right to grant sublicenses;

                   (3) the Licensed Technology performs and conforms in accordance with the Specifications;

                   (4) Throughout the term of this Agreement, 3DO shall not make any separate agreement with any third-party that is inconsistent with any of the provisions of this Agreement; and

                   (5) 3DO shall comply with all applicable laws, statutes, regulations and ordinances applicable to its activities under this Agreement, and shall require its sublicensees to comply with all applicable laws, statutes, regulations and ordinances.

         (e) No Other Warranties. 3DO MAKES, AND MEI RECEIVES, NO WARRANTIES OR CONDITIONS (EXPRESSED, IMPLIED, STATUTORY OR OTHERWISE), OTHER THAN AS EXPRESSLY SET FORTH IN THIS SECTION 21.1, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, AND THEIR EQUIVALENTS UNDER THE LAWS OF ANY JURISDICTION. 3DO does not warrant that use of the Licensed Technology will not infringe any patents or patent rights owned or controlled by any third parties. Without limiting the generality of the foregoing, MEI acknowledges and agrees that 3DO makes no warranties whatsoever that the manufacture, use or sale of M2 Hardware Products and/or M2 Software Products will not infringe any patents or patent rights of any third parties.

         21.2     MEI's Limited Warranties.

                  (a) Compliance With Agreement. MEI warrants solely for the benefit of 3DO that: (i) MEI shall not make use of the Licensed Technology (or any portion thereof) or any of the Trademarks licensed hereunder except in strict compliance with the provisions of this Agreement or as may be otherwise expressly authorized in writing by 3DO; (ii) MEI shall not use the Licensed Technology (or any portion thereof), directly or indirectly, to develop, manufacture and/or otherwise produce any article of merchandise other than the specific types of products expressly authorized herein; and (iii) MEI shall not use any of the Trademarks, directly or indirectly, to market and/or otherwise promote the sale or distribution of any third-party products or services (except for the M2 Hardware Products and M2 Software Products developed and distributed by or for its third-party sublicensees hereunder).

                  (b) Marketing and Distribution. MEI warrants solely for the benefit of 3DO that the M2 Hardware Products and M2 Software Products (excluding any such products as are developed and distributed by or for 3DO) shall be manufactured, marketed, advertised, promoted, merchandised, sold, and distributed in accordance with any and all laws, statutes, regulations and ordinances that are applicable in the countries and territories within which such products are to be distributed by MEI and/or its sublicensees hereunder.

                  (c) General Warranties. MEI warrants solely for the benefit of 3DO that:

                           (1) MEI has the right, power and authority to enter
into this Agreement and to fully perform its obligations hereunder; and


                           (2) Throughout the term of this Agreement, MEI shall
not make any separate agreement with any third-party that is inconsistent with any of the provisions of this Agreement; and

                           (3) MEI shall comply with all applicable laws,
statutes, regulations and ordinances applicable to its activities under this Agreement, and shall require its sublicensees to comply with all applicable laws, statutes, regulations and ordinances.

22.      3DO'S INDEMNITY.

         3DO agrees to indemnify and hold MEI harmless from and against any legal costs and expenses (including reasonable attorneys' fees and court costs), as well as monetary damages, incurred by MEI based upon, arising out of or in respect of: (i) any third-party claim asserting that the licenses granted by 3DO to MEI hereunder are invalid or unenforceable; (ii) any third-party claim arising as a result of any breach by 3DO of its limited warranties set forth in Sections 21.1(a), 21.1(d)(1), 21.1(d)(2), 21.1(d)(4) and/or 21.1(d)(5); (iii)
any third-party claim asserting that MEI's use of the Licensed Technology (or any Improvements or Adaptations thereof that are developed by or for 3DO) or Trademarks in accordance with the licensed rights granted by 3DO in Section 2, above, infringes upon the copyrights, trade secrets and/or trademark rights owned by any third party; and/or (iv) any third-party claim with respect to the development, manufacture, marketing, sale, distribution and/or use of any M2 Authoring System, Non-M2 Authoring System, M2 Peripheral Product, M2 Arcade Device, M2 Software Product, or Computing Device by 3DO or any of its subsidiaries, including, without limitation, any claim alleging infringement or misappropriation of intellectual property rights, or alleging any product liability, or alleging breach of any warranty or support obligations. 3DO shall be relieved of such indemnity obligation if MEI fails to give 3DO prompt written notice of the assertion of any such claim, or fails to provide 3DO with reasonable cooperation and assistance (consistent with MEI's confidentiality obligations and preservation of attorney-client, work product and other such privileges) with respect to such claim, or fails to offer 3DO the right to select counsel and to control the defense and/or settlement of any such claim. If 3DO elects to control the defense and/or settlement of any such claim, MEI shall have the right to participate in any such action or proceeding at its own expense with counsel of its own choosing. MEI covenants that it shall not agree to the settlement of any such claim, action or proceeding without 3DO's prior written consent (which consent shall not be unreasonably withheld or delayed). THIS SECTION 22 STATES 3DO'S ENTIRE OBLIGATION AND LIABILITY TO MEI WITH RESPECT TO ANY CLAIM REGARDING ALLEGED INFRINGEMENT OR MISAPPROPRIATION OF THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

23.      MEI'S INDEMNITY.

         Except to the extent that 3DO is responsible for a claim under Section 22, above, MEI shall indemnify and hold 3DO harmless from and against any legal costs and expenses (including reasonable attorneys' fees and court costs), as well as monetary damages, incurred by 3DO based upon, arising out of or in respect of: (i) any third-party claim asserting that the licenses and sublicenses granted by MEI to 3DO hereunder are invalid or unenforceable; (ii) any third-party claim arising as a result of any breach by MEI of its limited warranties set forth in Sections 21.2(c)(1), 21.2(c)(2), and/or 21.2(c)(3);
(iii) any third-party claim asserting that 3DO's use of any modifications and/or additions to the Licensed Technology made by or for MEI (other than by 3DO), or use of the M2 Platform Trademark in accordance with the licensed rights granted by MEI hereunder, infringes upon the copyrights, trade secrets and/or trademark rights owned by any third party; and/or (iv) any third-party claim with respect to the development, manufacture, marketing, sale, distribution and/or use of any M2 Hardware Product or M2 Software Product by MEI or any of its subsidiaries, including, without limitation, any claim alleging infringement or misappropriation of intellectual property rights, or alleging any product liability, or alleging breach of any warranty or support obligations. MEI shall be relieved of such indemnity obligation if 3DO fails to give MEI prompt written notice of the assertion of any such claim, or fails to provide MEI with reasonable cooperation and assistance (consistent with 3DO's confidentiality obligations and preservation of attorney-client, work product and other such privileges) with respect to such claim, or fails to offer MEI the right to select counsel and to control the defense and/or settlement of any such claim. If MEI elects to control the defense and/or settlement of any such claim, 3DO shall have the right to participate in any such action or proceeding at its own expense with counsel of its own choosing. 3DO covenants that it shall not agree to the settlement of any such claim, action or proceeding without MEI's prior written consent (which consent shall not be unreasonably withheld or delayed). Except as set forth in this Section 23, MEI shall have no obligation to indemnify or hold 3DO harmless with respect to any claim of infringement of the intellectual property rights of any third party. THIS SECTION 23 STATES MEI'S ENTIRE OBLIGATION AND LIABILITY TO 3DO WITH RESPECT TO ANY CLAIM REGARDING ALLEGED INFRINGEMENT OR MISAPPROPRIATION OF THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

24.      THIRD-PARTY CLAIMS.

         In the event that any third party claims that either party's use of the Licensed Technology or Improvements or Adaptations thereof, or use of any of the Trademarks or the M2 Platform Trademark, as the case may be, infringes upon any patent, copyright and/or any other intellectual property right of such third party, or in the event that either party undertakes a review of third-party patents or other intellectual property rights relating to any products that incorporate the Licensed Technology or any Improvements, Adaptations, modifications and/or additions thereto, then upon request by the other party, each party shall reasonably cooperate and consult with the other party, in a manner consistent with such party's confidentiality obligations and preservation of attorney-client, work product and other privileges, regarding the other party's review of such claim and/or efforts to resolve such matter. It is understood that each party's obligations under this Section are in addition to, and neither expand or limit, either party's respective indemnity obligations set forth in Sections 22 and 23, above, as the case may be.

25.      CONFIDENTIALITY.

         25.1 Description of Confidential Information. The parties acknowledge and agree that certain information that either party (as a "Receiving Party") shall receive from the other party (as a "Disclosing Party") shall be deemed to be Confidential Information and shall be subject to the restrictions on disclosure and use as set forth in this Section.

                  (a) The Confidential Information of 3DO means: (i) the M2 System Designs, Chipsets, ROM Software, Operating System Kernel, Specifications and the other Licensed Technology, as well as any Improvements and Adaptations to the Licensed Technology (or any portion thereof), created by or for 3DO; (ii) the fact that 3DO is developing or intends to develop any particular hardware, software or other product; (iii) all documentation materials and technical information relating to any of the foregoing (other than documentation and information expressly intended for release to end users or the general public);
(iv) any non-public information concerning the business or finances of 3DO; and
(v) any other information provided by 3DO to MEI hereunder which is designated in writing by 3DO prior to disclosure as being proprietary to 3DO.

                  (b) The Confidential Information of MEI means: (i) the Improvements and Adaptations to the Licensed Technology (or any portion thereof) or other technology created by or for MEI (other than by 3DO) and provided by MEI to 3DO under this Agreement; (ii) the fact that MEI is developing or intends to develop any particular hardware, software or other product; (iii) all documentation materials and technical information relating to any of the foregoing (other than documentation and information expressly intended for release to end users or the general public); (iv) any non-public information concerning the business or finances of MEI; and (v) any other information provided by MEI to 3DO hereunder which is designated in writing by MEI prior to disclosure as being proprietary to MEI.

         25.2 Types of Information Excluded. Notwithstanding the foregoing, Confidential Information shall not include any information which: (i) becomes generally known or part of the public domain through no default hereunder on the part of the Receiving Party; (ii) was known to the Receiving Party prior to the disclosure thereof by the original Disclosing Party, as established by documentary evidence; (iii) is lawfully received by the Receiving Party from a third party who provided such information without breach of any separate confidentiality obligation and without restriction on subsequent disclosure;
(iv) is disclosed by the original Disclosing Party to third parties without restriction on disclosure; (v) is independently developed provided that the employee(s) undertaking such independent development have not been provided with or otherwise used the other party's Confidential Information; or (vi) is of a non-technical nature and more than five (5) years have elapsed since the date upon which such information was originally disclosed. In addition, Confidential Information may be disclosed to the extent required by court order or as otherwise required by applicable law, provided that the party required to make any such disclosure notifies the other party promptly upon learning of the possibility of any such requirement and has given the other party a reasonable opportunity (and cooperated with the other party) to contest or limit the scope of such required disclosure (including application for a protective order).

         25.3 Preservation of Confidentiality. For a period of twenty-five (25) years from the respective dates of receipt of any particular Confidential Information in furtherance of this Agreement, each party (as a Receiving Party), agrees that it shall: (i) maintain the confidentiality of the Confidential Information of the other party, as a Disclosing Party; (ii) employ efforts to maintain the confidentiality of such information that are at least equal to the efforts such party employs to protect the confidentiality of its own information that it considers proprietary and trade secret; and (iii) use such information only for any reason or purpose granted herein or otherwise permitted hereunder. Notwithstanding the foregoing, the obligations of each party to maintain the confidentiality of source code developed by or for the other party hereunder and provided to such party (as a Receiving Party) in furtherance of this Agreement shall, subject to the provisions of Section 25.2, above, continue in effect in perpetuity.

         25.4 Restrictions on Disclosure. Each party (as a Receiving Party), shall use its reasonable best efforts by contract, instruction or otherwise to ensure that its officers, directors, employees, contractors, lessees, sublicensees, agents and representatives comply with such party's obligations under this Section 25, and to ensure that no Confidential Information of the other party shall be disclosed or made available to any such officers, directors, employees, contractors, lessees, sublicensees, agents and representatives of the Receiving Party unless such persons or third parties have a need-to-know such information for the purposes of this Agreement, and only to the extent necessary for such purposes.

         25.5 Protection of Trade Secrets. Each party (as a Receiving Party), acknowledges that the Disclosing Party considers its Confidential Information to contain trade secrets of the Disclosing Party and that any unauthorized copying, use, or disclosure of such information would cause the Disclosing Party irreparable and irremediable harm for which its remedies at law will be inadequate. Accordingly, each party acknowledges and agrees that the Disclosing Party shall be entitled, in addition to any other remedies available to it at law or in equity, to the issuance of injunctive relief, without bond, enjoining any breach or threatened breach of the Receiving Party's obligations hereunder with respect to the Confidential Information of the Disclosing Party, and such further relief as any court of competent jurisdiction may deem just and proper.

         25.6 Return of Confidential Information. Upon the expiration or earlier termination of this Agreement, each party (as a Receiving Party), shall immediately return to the Disclosing Party all Confidential Information of the Disclosing Party recorded in tangible form, or, at the option of the Disclosing Party, certify in writing to the Disclosing Party that all such recorded Confidential Information has been destroyed, and the Receiving Party shall make no further use of such Confidential Information.

         25.7 Disclosure of Terms of Agreement. Each party agrees that the terms and conditions of this Agreement shall be treated as Confidential Information; provided that each party may disclose the terms and conditions of this
Agreement: (i) as required by any court or other governmental body or as otherwise required by law; provided that such party has notified the other party immediately upon learning of the possibility of any such requirement and has given the other party a reasonable opportunity (and cooperated with the other party) to contest or limit the scope of such required disclosure (including application for a protective order); (ii) as required by the applicable securities laws, including, without limitation, requirements to file a copy of this Agreement (redacted to the extent reasonably permitted by applicable law) or to disclose information regarding the provisions hereof or performance hereunder; (iii) to legal counsel; (iv) in confidence, to accountants, banks, and financing sources and their advisors; and (v) in confidence, in connection with the enforcement of this Agreement or any rights hereunder.

26.      VARIOUS INTELLECTUAL PROPERTY MATTERS.

         26.1 Notices. MEI shall ensure that appropriate patent, copyright, trademark and other markings are appropriately referenced in connection with all M2 Hardware Products and M2 Software Products developed and distributed hereunder in accordance with instructions reasonably issued by 3DO from time to time during the term of this Agreement. MEI shall not remove or cause to be removed any copyright notices on or other proprietary legends that are contained on or within the Chipsets, the ROM Software, the Operating System Kernel, or the Specifications, and MEI shall reproduce all such notices and legends on all copies of the Chipsets, the ROM Software, the Operating System Kernel and the Specifications.

         26.2 3DO Trademarks. MEI acknowledges and agrees that, in addition to any display or depiction of the M2 Platform Trademark, one of the Trademarks (as designated by 3DO) shall conspicuously and legibly appear: (i) on the front of each M2 Hardware Product that both (A) incorporates the semiconductor device known to the parties as [CONFIDENTIAL TREATMENT REQUESTED], or any derivative thereof, and the central processing unit known as "PowerPC 602," or any derivative thereof, and (B) is compatible with M2 Software Products developed using the M2 API, on the related packaging materials for such products, and in the accompanying end user documentation materials for such products; (ii) in the Operating System "boot" ROM of such products, and (iii) on the front of the packaging materials, and in the accompanying end user documentation materials, for each M2 Software Product developed using the M2 API (collectively, the "Trademarked Products"). 3DO acknowledges and agrees that MEI does not need to display or depict the Trademarks so designated by 3DO in any marketing materials that relate to any M2 Hardware Products or M2 Software Products. In addition, 3DO agrees that if it ever elects to publish any software products compatible with any [CONFIDENTIAL TREATMENT REQUESTED] becomes a sublicensee of any of the licensed rights herein granted to MEI) or [CONFIDENTIAL TREATMENT REQUESTED] platforms, such software products shall be identified with a new and different trademark or trade name that shall not include the "3DO" word mark.

         26.3 3DO Guidelines. In order for 3DO to maintain its interest in the Trademarks, MEI agrees that it and its sublicensees shall be subject to the following:


                  (a) 3DO shall provide MEI with reasonable written guidelines (the "3DO Guidelines") regarding the reproduction and display of the Trademarks, which directives shall be set forth in Exhibit C, to be attached hereto, and which shall not be unreasonably burdensome or restrictive. The 3DO Guidelines shall be subject to reasonable updating and modification upon not less than (90) days prior written notice. Nothing herein shall restrict MEI or any sublicensee from using its/their own trademarks and logos in connection with any M2 Hardware Products and/or M2 Software Products.

                  (b) 3DO shall have the right to test the Trademarked Products that are manufactured by or for MEI and to inspect MEI's use of the Trademarks in connection therewith, and MEI shall use commercially reasonable efforts to resolve and to prospectively correct any deficiencies or improper trademark usage reported by 3DO.

         26.4     3DO Trademark Rights.

                  (a) The Trademarks and the goodwill associated therewith are the exclusive property of 3DO and nothing in this Agreement grants MEI or any third party any right, title or interest therein, except for the license expressly granted to use the Trademarks in accordance with the terms and subject to the conditions set forth in this Agreement.

                  (b) All uses of the Trademarks by MEI and any of its sublicensees hereunder and all goodwill arising therefrom shall inure solely to the benefit of 3DO. MEI represents and warrants that it shall not contest the validity of any of the Trademarks or registrations thereof or applications with respect thereto, or 3DO's exclusive ownership of the Trademarks or their associated goodwill.

                  (c) MEI agrees to make available to 3DO, upon request, copies of MEI's records and such other documentary evidence as is/are retained in the ordinary course of business regarding its use of the Trademarks. Such records shall include samples of prior and contemporaneous uses of the Trademarks in connection with any M2 Hardware Products and/or M2 Software Products, and information regarding first use of the Trademarks in each country.

                  (d) Upon 3DO's request, MEI shall deliver to 3DO free of cost samples of use of the Trademarks for trademark registration purposes in compliance with applicable laws. MEI shall assist 3DO in its efforts to procure and maintain protection of the Trademarks, including trademark registration in 3DO's name and at 3DO's expense. Upon request, MEI shall execute registered user agreements regarding the Trademarks. Notwithstanding the foregoing, 3DO shall be under no obligation to procure or maintain any particular trademark registration.

         26.5     Litigation Involving The Trademarks.

                  (a) If MEI's legal department or personnel responsible for the relationship with 3DO become aware that any third party is or may be infringing any of the Trademarks, MEI shall promptly provide written notice thereof to 3DO.

                  (b) MEI shall promptly inform 3DO of any actual or threatened litigation (a "Claim") against MEI which arises out of the authorized use of the Trademarks. In the event of a Claim, 3DO shall, at its option, either (i) select an alternative (whether new or existing) non-infringing mark, or (ii) assume the defense and/or settlement of the Claim and indemnify MEI for any monetary judgment resulting from MEI's use, from and after the date on which 3DO was notified in writing of the Claim, of the Trademark(s) that are the subject of such Claim. Except as otherwise provided in Section 22, above, in no event shall 3DO have any liability to MEI or any third party for any use of the Trademarks prior to the date of a Claim or for any use in a manner that is inconsistent with the 3DO Guidelines or in the event MEI or any of its sublicensees modifies or alters any of the Trademarks.

         26.6 Collateral Products. No right, license or privilege has been granted to MEI hereunder concerning the development of any collateral product or other such after-market use or purpose which displays or depicts any of the Trademarks. No promotional or novelty items or premium products (e.g., T-shirts, baseball caps, coffee mugs, stickers, etc.) displaying or depicting any of the Trademarks shall be developed, manufactured, marketed, sold, and/or distributed by MEI or in its behalf without the prior written consent of 3DO.

27.      TERM AND RELATED MATTERS.

         27.1 Term. This Agreement shall commence upon the date first set forth above and continue in full force and effect unless and until it is terminated by mutual written agreement of the parties

         27.2     Effects of Default.

                  (a) Neither party shall permit any of its sublicensees to remain in default in the performance of any material provision of this Agreement for any period longer than ninety (90) days after receipt of written notice from one party to the other, unless the parties otherwise mutually consent in writing (which consent shall not be unreasonably withheld). In the event that any default which is the subject of such notice is not wholly cured within such ninety (90) day period (or such longer period as may be reasonably agreed upon by the parties), the sublicensed rights granted to such person or entity shall terminate upon the expiration of such cure period.

                  (b) If either party defaults in the performance of any material provision of this Agreement, and such default is not cured within ninety (90) days of receipt of written notice thereof from the non-defaulting party, then the non-defaulting party shall be entitled to initiate legal action and pursue its remedies available at law or in equity, provided that such remedies shall not include the termination of this Agreement or any of the licenses or sublicenses contained herein.

         27.3     Rights in Bankruptcy.

                  All rights and licenses granted under this Agreement by either party to the other party are, and shall be deemed to be for the purpose of
Section 365(n) of Title 11 of the United States Code (collectively, the "Bankruptcy Code"), licenses of rights to "intellectual property," as defined under Section 101 of the Bankruptcy Code. The parties agree that: (i) each party, as licensee or sublicensee under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, including, without limitation, any and all rights to use and exploit the Intellectual Property Rights relating to the Licensed Technology and any Improvements and Adaptations thereof in accordance with the provisions of this Agreement, to the extent that the Licensed Technology or Improvements or Adaptations exist prior to the commencement of a case under the Bankruptcy Code involving the other party (as debtor) and regardless of when a patent application, continuation application or any other application or registration with respect to the Licensed Technology or any Improvements or Adaptations thereof is filed; and (ii) all rights to use and exploit any and all Intellectual Property Rights relating to the Licensed Technology and any Improvements and Adaptations thereof in accordance with the provisions of this Agreement, shall be deemed to exist immediately prior to the commencement of such a case under the Bankruptcy Code, regardless of when the Licensed Technology, Improvements or Adaptations arise.

28. GOVERNMENTAL APPROVALS. Each party shall use its best efforts, and shall cooperate with the other party in taking all steps reasonably necessary to obtain, as soon as practicable, any consent, approval or authorization of any U.S. and/or Japanese governmental body, as the case may be, that may be required by applicable law. Each of the parties shall cooperate with one another with respect to any and all filings submitted on behalf of the parties under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR"). MEI represents and warrants that no approvals or authorizations of any Japanese governmental authority are required in connection with the valid execution, delivery and effectiveness of this Agreement. 3DO shall obtain any approvals and/or licenses which are required under applicable U.S. Export Regulations in order to provide MEI in Japan with the technical information and materials provided by 3DO, and the rights and licenses granted by 3DO, to MEI hereunder, and MEI shall assist 3DO (at no expense to 3DO) in its efforts to obtain such necessary approvals and/or licenses.

29.      MISCELLANEOUS.

         29.1 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by internationally-recognized courier service (e.g., DHL, Federal Express), with all delivery charges prepaid, or may be sent via facsimile or telex, subject to confirmation via internationally-recognized courier service, and shall be addressed to the parties at their addresses first set forth above or to such other address(es) as may be furnished by written notice in the manner set forth herein. Notices shall be deemed to have been served when delivered or, if delivery is not accomplished by reason of some fault of the addressee, when tendered. Any notice alleging that 3DO is in breach or default of this Agreement must be sent to the attention of: James Alan Cook, Senior VP Business Affairs & General Counsel of 3DO, or to such other person as may be designated by 3DO.

         29.2 Disclaimer of Agency. This Agreement shall not be construed as creating an agency, partnership or any other form of legal association between the parties other than as expressly set forth herein. Neither party shall have any right or authority to assume or create any obligation of any kind or to make any representation or warranty on behalf of the other party, whether express or implied, or to bind the other party in any respect whatsoever.

         29.3 Assignment. Each of the parties acknowledges and agrees, respectively, that it may not assign this Agreement or any of its rights hereunder (whether voluntarily, by operation of law or otherwise), or delegate any of its obligations hereunder, except as part of a merger or sale of all or substantially all its assets, unless the written consent of the other party shall first have been obtained, which consent will not be unreasonably withheld or delayed. Any attempted assignment or delegation without such required consent shall be void and a breach of this Agreement. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the parties and their respective successors and permitted assigns.

         29.4 Force Majeure. Except for the obligation to pay money, neither party shall be liable to the other party for any failure or delay in performance caused by any acts of God or other natural disasters or by other reasons beyond such party's reasonable control.

         29.5 Semi-Annual Meetings. Authorized representative(s) designated by each of 3DO and MEI (collectively, the "Representatives") shall, at each party's own expense, meet twice each year (or more often as may be mutually agreed upon) to discuss the status, progress and other issues relating to the performance of this Agreement. Such meetings shall be held at alternating locations in the Osaka area of Japan and the San Francisco Bay area of California (or such other locations as may be mutually agreed upon).

         29.6 Dispute Resolution. In the event that 3DO and MEI have any problems or disputes relating to this Agreement, such problems or disputes shall first be submitted to the parties' designated Representatives for discussion in an effort to determine whether an amicable resolution regarding any such matter may be achieved prior to initiating any legal action or administrative proceeding with any court or government agency or otherwise pursuing its remedies under this Agreement.

         29.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, U.S.A., without reference to conflicts of law principles except to the extent that United States federal law preempts California law in which case United States federal law (including without limitation copyright, patent and federal trademark law) shall apply, without reference to conflicts of law principles.

         29.8     Litigation Forum and Venue.

                  (a) Each party irrevocably consents to and submits itself to the exclusive jurisdiction, as applicable, of either the United States District Court for the Northern District of California for any federal law action or the Superior Court for the City and County of San Francisco for any state law claim that cannot be asserted in federal court for the purposes of any suit, action or other proceeding in connection with any controversy, claim or dispute relating to this Agreement or to enforce any resolution, settlement, order or award made with respect to any such matter. Each party irrevocably waives and agrees not to assert (by way of motion, as a defense or otherwise) in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. Each party hereby agrees to the entry of an order and to the confession of judgment to enforce a resolution, settlement, order or award made pursuant to this
Section 29.8(a) by the above-referenced Courts and in connection therewith hereby waives, and agrees not to assert (by way of motion, as a defense or otherwise) any claim that such resolution, settlement, order or award is inconsistent with or violates any laws or public policy.

                  (b) Each party irrevocably consents to service of process in any action, suit or proceeding by personal service or by the transmittal of copies thereof in accordance with the provisions of Section 29.1, above, provided that a reasonable period for appearance is allowed. The foregoing, however, shall not limit the right of either party to serve process in any other manner permitted by law. Any judgment against a party or the assets of a party in any action, suit or proceeding for which such party has no further right of appeal shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment in accordance with Section 29.8(a), above. A certified or true copy of any such judgment shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of such party therein described; provided, however, that a party seeking to enforce a judgment may at its option bring suit, or institute other judicial proceedings, against the other party or any of its assets in the courts of any country or place where such other party engages in business or such assets may be found.

         29.9 Attorney's Fees. If either party commences any action or proceeding against the other party to enforce this Agreement or any of its rights hereunder, the prevailing party in such action or proceeding shall be entitled to recover from the other party the reasonable attorneys' fees and all related costs and expenses incurred by such prevailing party in connection with such action or proceeding and in connection with enforcing any judgment or order thereby obtained.

         29.10 Limitation of Liability. Neither party shall be liable to the other party for any incidental, consequential, special, or punitive damages arising out of this Agreement, or the breach of any of its provisions, whether for breach of warranty or any obligation arising therefrom or otherwise, whether liability is asserted in contract or tort (including negligence and strict product liability), and irrespective of whether the parties have advised or been advised of the possibility of any such loss or damage.

         29.11 Remedies. Unless expressly set forth to the contrary, either party's election of any remedies provided for in this Agreement shall not be exclusive of any other remedies available hereunder or otherwise at law or in equity, and all such remedies shall be deemed to be cumulative. MEI acknowledges that a breach of any of the provisions of Sections 5.6, 5.7, 11, 12, 13, 14, 16, 17, 18, 21.2(a), and 25, above, would cause irreparable and irremediable harm to 3DO for which its remedies at law will be inadequate. Similarly, 3DO acknowledges that its breach of any of the provisions of Sections 2, 4, 5.3, 5.4, 9, 10, 21.1(b), and 25, above, would cause irreparable and irremediable harm to MEI for which its remedies at law will be inadequate. Accordingly, each party agrees that the other party hereto shall be entitled, in addition to any other remedies available to it at law or in equity, to the issuance of injunctive relief, without bond, enjoining any breach or threatened breach by the other party or any of its sublicensees, respectively, of any of the applicable provisions set forth in this Section 29.11, and such further relief as any court of competent jurisdiction may deem just and proper.

         29.12 Waivers. No failure or delay by either party in exercising any right, power, or remedy under this Agreement shall operate as a waiver of any such right, power, or remedy. No waiver of any provision of this Agreement shall be effective unless in writing and signed by the party against whom such waiver is sought to be enforced. Any waiver by either party of any provision of this Agreement shall not be construed as a waiver of any other provision of this Agreement, nor shall such waiver operate as or be construed as a waiver of such provision respecting any future event or circumstance.

         29.13 Modifications. No amendment to or modification of this Agreement shall be binding unless in writing and signed by a duly authorized representative of each of the parties, except that certain exhibits to this Agreement may be modified by 3DO or MEI, as expressly set forth herein, subject to the applicable notice requirements referenced in this Agreement.

         29.14 Severability. In the event that any provision of this Agreement (or any portion hereof) is determined by a court of competent jurisdiction to be illegal, invalid or otherwise unenforceable, such provision (or part thereof) shall be enforced to the extent possible consistent with the stated intention of the parties, or, if incapable of such enforcement, shall be deemed to be deleted from this Agreement, while the remainder of this Agreement shall continue in full force and remain in effect according to its stated terms and conditions. The parties shall use reasonable good faith efforts to draft an enforceable substitute provision that most nearly reflects the stated intentions of the parties as depicted in the original wording of any unenforceable portion of this Agreement.

         29.15 United States Dollars. All amounts due under this Agreement are quoted and are to be paid in United States Dollars.


         29.16 Absence of Third Party Beneficiaries. No provisions of this Agreement, whether expressed or implied, are intended or shall be construed to confer upon or give to any person or entity other than the specific parties hereto any rights, remedies or other benefits under or by reason of this Agreement unless expressly provided otherwise herein.

         29.17 Language. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties hereto. All communications and notices to be made or given pursuant to this Agreement, and all documentation and support to be provided hereunder, unless otherwise provided for herein, shall be in the English language.

         29.18 Headings. The section headings used in this Agreement are intended primarily for reference and shall not by themselves determine the construction or interpretation of this Agreement or any portion hereof.

         29.19 Entire Agreement. This Agreement, including all Exhibits hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous correspondence, negotiations, agreements and under-standings between the parties, both oral and written, regarding such subject matter. No provisions of any separate document or printed form that originates by MEI shall be deemed to add to, delete from, or otherwise modify the terms and conditions of this Agreement. The parties acknowledge and agree that this Agreement supersedes and terminates the Memorandum of Understanding (except Sections 29 and 31 thereof which shall remain in effect) and the Confidentiality and Standstill Agreement, both of which documents were executed by the parties on or about October 13, 1995.

         29.20 Counterparts. All signed copies of this document shall be deemed to be originals of this Agreement.


         29.21 Construction. This Agreement shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

THE 3DO COMPANY                         MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD.

By:                                         By:
   -------------------------------             ---------------------------------
Name:                                       Name:
     -----------------------------               -------------------------------
Title:                                      Title:
      ----------------------------                ------------------------------

                 TECHNICAL DISCLOSURE INFORMATION AND MATERIALS

1.0   Semiconductor Disclosure Materials

For each semiconductor device deliverable, some part of the following information will be transferred to MEI. The applicable parts for each device are listed in sec. 2.0. The three levels of information are defined as:

     - High level design information
          Verilog RTL source code
          Verilog RTL library and macro description
          Models for commodity chips to the extent they exist

     - Middle and lower level design information
          [CONFIDENTIAL TREATMENT REQUESTED] and timing constraint files [CONFIDENTIAL TREATMENT REQUESTED] timing files to the extent that they exist
          Gate source Layout information to the extent it exists

     - Test and evaluation information
          Manufacturing test patterns
          ES chip evaluation and test software as is

The semiconductor device technology that will be transferred and the disclosure materials that will be provided for each device are:

     1.1   [CONFIDENTIAL TREATMENT REQUESTED]
           High level design information
           Middle and lower level design information
           Test and evaluation information
     1.2   [CONFIDENTIAL TREATMENT REQUESTED]
           High level design information
           Middle and lower level design information
           Test and evaluation information
     1.3   [CONFIDENTIAL TREATMENT REQUESTED]
           High level design information
           Middle and lower level design information
           Test and evaluation information
     1.4   [CONFIDENTIAL TREATMENT REQUESTED]
           High level design information
           Middle and lower level design information
           Test and evaluation information
     1.5   Bridgit (including Nubus Interface)
           High level design information
           Middle and lower level design information (minus layout info) Test and evaluation information
     1.6   Babette
           High level design information
           Middle and lower level design information (minus layout info)

           Test and evaluation information
     1.7   DENC
           High level design information
           Middle and lower level design information (minus layout info)
           Test and evaluation information
     1.8   Splitter Jr.
           High level design information
           Middle and lower level design information (minus layout info)
           Test and evaluation information
     1.9   Venturi
           High level design information
           Middle and lower level design information (minus layout info)
           Test and evaluation information
     1.10  VisaLite
           High level design information
           Middle and lower level design information (minus layout info)
           Test and evaluation information
     1.11  Visa
           High level design information as is
           Middle and lower level design information as is (minus layout info) Test and evaluation information as available
     1.12  Splitter
           High level design information as is
           Middle and lower level design information as is Test and evaluation information as available

2.0   System Disclosure Materials
For each System technology deliverable, the following information will be transferred to MEI:

     - System schematics with component library in [CONFIDENTIAL TREATMENT REQUESTED] form
     -  Models and test data for system level simulation
         [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED] timing files if they exist
         Data converter and tools to the extent they exist
     - PCB artwork with parts library to the extent that they exist
     - Mechanical drawings to the extent they exist
     - Manufacturing documentation to the extent it exists
     - ROM source and object code   where applicable
     - Diagnostics source code to the extent it exists

The System technologies that will be transferred are:

     2.1   [CONFIDENTIAL TREATMENT REQUESTED]  (NTSC/PAL)
     2.2   [CONFIDENTIAL TREATMENT REQUESTED]  (NTSC/PAL)
     2.3   [CONFIDENTIAL TREATMENT REQUESTED]  (NTSC/PAL)
     2.4   Mac NuBus Development System  (NTSC/PAL)
     2.5   [CONFIDENTIAL TREATMENT REQUESTED]
     2.6   [CONFIDENTIAL TREATMENT REQUESTED]

3.0   Peripheral Disclosure Materials

The following Peripheral technologies will be transferred with the listed materials:

     3.1   Standard controller
           System deliverables
           Driver software if applicable
           Compatibility test suite as it exists
     3.2   M2 extended controller
           System deliverables
           Driver software if applicable
           Compatibility test suite as it exists
     3.3   Mouse
           System deliverables
           Driver software if applicable
           Compatibility test suite as it exists
     3.4   Splitter
           System deliverables
           Driver software if applicable
           Compatibility test suite as it exists
     3.5   [CONFIDENTIAL TREATMENT REQUESTED]
           System deliverables
           Driver software if applicable
           Compatibility test suite as it exists
     3.6   [CONFIDENTIAL TREATMENT REQUESTED]
           System deliverables
           Driver software if applicable
           Compatibility test suite as it exists
     3.7   [CONFIDENTIAL TREATMENT REQUESTED]
           System deliverables
           Driver software if applicable
           Compatibility test suite as it exists

4.0 For each software system deliverable, the following information will be transferred to MEI:

     - Interface description
     - Source code
     - Object code

     4.1   System ROMs
     The following System ROM technology will be transferred in both encrypted and un-encrypted versions:

         Boot code
         [CONFIDENTIAL TREATMENT REQUESTED]
         ROM-OS
         [CONFIDENTIAL TREATMENT REQUESTED]
         [CONFIDENTIAL TREATMENT REQUESTED] with [CONFIDENTIAL TREATMENT REQUESTED] application
         [CONFIDENTIAL TREATMENT REQUESTED] application
         [CONFIDENTIAL TREATMENT REQUESTED] application
         [CONFIDENTIAL TREATMENT REQUESTED] application
         Storage manager application
         No-Disc application

         System menu application

     4.2   System Software
     The following System Software technology will be transferred:

          [CONFIDENTIAL TREATMENT REQUESTED] for removable media
          Kernel including [CONFIDENTIAL TREATMENT REQUESTED] architecture User-level exception handing
          [CONFIDENTIAL TREATMENT REQUESTED] (includes [CONFIDENTIAL TREATMENT REQUESTED] technology)
          I/O System with support for [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED] system
          Shell
          [CONFIDENTIAL TREATMENT REQUESTED]
               [CONFIDENTIAL TREATMENT REQUESTED] as needed for supported devices
          MemDebug
          LumberJack
          Drivers
               [CONFIDENTIAL TREATMENT REQUESTED] driver
               [CONFIDENTIAL TREATMENT REQUESTED] driver
               Timer driver
               [CONFIDENTIAL TREATMENT REQUESTED] driver
               [CONFIDENTIAL TREATMENT REQUESTED] driver
               Microslot driver
               StorageCard driver
               Proxy driver
               HostFS driver
               HostConsole driver
               HostCD driver
               [CONFIDENTIAL TREATMENT REQUESTED] driver (including [CONFIDENTIAL TREATMENT REQUESTED])
               Serial port driver
          Folios
               Audio Folio
               Beep Folio
               FSUtilities Folio
               Icon Folio
               IFF Folio
               Script Folio
               International folio
               JString folio
               Compression folio
               Requestor folio
               Font folio
          Graphics
               Display Manager (including [CONFIDENTIAL TREATMENT REQUESTED] interface)

     4.3   Development System Tools
     The following Development System Tools technology will be transferred.

          [CONFIDENTIAL TREATMENT REQUESTED] (no source code)
               Compiler (C/C++)

               Assembler
          Link3DO/Dump3DO
          Comm3DO for Mac to dev card communications
          Debugger (no source code)
          System interface header files
          Libraries
               Graphics
                  Command List Toolkit
                  Graphic framework library (including BSDF)
                  3D pipeline library
                  2D graphics library
               Data Streaming
                  Data Streaming library w/ branching
                  [CONFIDENTIAL TREATMENT REQUESTED] support
                  [CONFIDENTIAL TREATMENT REQUESTED] interface
                  Data subscriber
                  [CONFIDENTIAL TREATMENT REQUESTED] subscriber [CONFIDENTIAL TREATMENT REQUESTED] decoder [CONFIDENTIAL TREATMENT REQUESTED] subscriber Audio subscriber
               Music library
               I/O library
               Font library
               [CONFIDENTIAL TREATMENT REQUESTED]
          CreateM2Make
          [CONFIDENTIAL TREATMENT REQUESTED]
          User Startup 3DO
          Graphics tools
               Converters
                  [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
                  [CONFIDENTIAL TREATMENT REQUESTED]
               [CONFIDENTIAL TREATMENT REQUESTED]
               Texture and UTF tools
               Texture Library
          Data Streaming tools
          Audio tools
               Sound Hack (no source code)
               SquashSound
               AIFF sample set
               PatchMaker
          Video Tools
               [CONFIDENTIAL TREATMENT REQUESTED]
          Font Builder
          KFontViewer
          [CONFIDENTIAL TREATMENT REQUESTED]

     4.4   Build Tools and Utilities
     The following Build Tools and Utilities technology will be transferred:

          ROM build tools
          OS build tools
          CD relocation tool: Laytool

          [CONFIDENTIAL TREATMENT REQUESTED] utilities
          Online help tool(s)

     4.5   Engineering tools
     The following Engineering tools technology will be transferred.

          [CONFIDENTIAL TREATMENT REQUESTED] ("as is")

     4.6   Hardware Diagnostics
     The following Hardware Diagnostics technology will be transferred as available.

          [CONFIDENTIAL TREATMENT REQUESTED]
          [CONFIDENTIAL TREATMENT REQUESTED]
          [CONFIDENTIAL TREATMENT REQUESTED]
          [CONFIDENTIAL TREATMENT REQUESTED]
          [CONFIDENTIAL TREATMENT REQUESTED]
          ControlPad
          [CONFIDENTIAL TREATMENT REQUESTED]
          [CONFIDENTIAL TREATMENT REQUESTED]
          Serial Interface
          [CONFIDENTIAL TREATMENT REQUESTED]
          [CONFIDENTIAL TREATMENT REQUESTED]

5.0   Documentation
The following Documentation will be transferred.

     5.1   Developer documentation in electronic form (English version)
     5.2   One set Developer documentation hard copy (English version)

6.0   Supplemental Technology to be Transferred
For each deliverable the following information will be transferred to MEI.

     - Interface description
     - Source code
     - Object code

The following Supplemental Technology will be transferred.

     6.1   EZ Flix Library (decode)

     6.2   EZ Flix Encoder

     6.3   EZ Flix Subscriber

     6.4   PostPro

     6.5   [CONFIDENTIAL TREATMENT REQUESTED] ("as is")

     6.6   [CONFIDENTIAL TREATMENT REQUESTED] ("as is")

     6.7   [CONFIDENTIAL TREATMENT REQUESTED]

     6.8   PI Map Utilities

     6.9   DumpMF

     6.10  [CONFIDENTIAL TREATMENT REQUESTED]

     6.11  [CONFIDENTIAL TREATMENT REQUESTED]

     6.12  [CONFIDENTIAL TREATMENT REQUESTED]

     6.13  Test Tools for OS, Libraries and Tools


7.0   Others

     7.1  [CONFIDENTIAL TREATMENT REQUESTED]

                                                                       Exhibit B

                                3DO DELIVERABLES

1.0    ASICs

       1.1    [CONFIDENTIAL TREATMENT REQUESTED]
       1.2    [CONFIDENTIAL TREATMENT REQUESTED]
       1.3    [CONFIDENTIAL TREATMENT REQUESTED]
       1.4    [CONFIDENTIAL TREATMENT REQUESTED]
       1.5    Bridgit (including Nubus Interface)
       1.6    Babette
       1.7    DENC
       1.8    Splitter Jr.
       1.9    Venturi
       1.10   VisaLite
       1.11   Visa
       1.12   Splitter

2.0    Systems

       2.1    [CONFIDENTIAL TREATMENT REQUESTED]   (NTSC/PAL)
       2.2    [CONFIDENTIAL TREATMENT REQUESTED]    (NTSC/PAL)
       2.3    [CONFIDENTIAL TREATMENT REQUESTED]  (NTSC/PAL)
       2.4    Mac NuBus Development System    (NTSC/PAL)
       2.5    [CONFIDENTIAL TREATMENT REQUESTED] System
       2.6    [CONFIDENTIAL TREATMENT REQUESTED]

3.0    Peripherals

       3.1    Standard controller
       3.2    M2 extended controller
       3.3    Mouse
       3.4    Splitter
       3.5    [CONFIDENTIAL TREATMENT REQUESTED]
       3.6    [CONFIDENTIAL TREATMENT REQUESTED]
       3.7    [CONFIDENTIAL TREATMENT REQUESTED]

4.0    System ROM Technology

       Boot code
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED] application
       [CONFIDENTIAL TREATMENT REQUESTED] application
       [CONFIDENTIAL TREATMENT REQUESTED] application
       [CONFIDENTIAL TREATMENT REQUESTED] application
       Storage manager application
       No-Disc application

       System menu application

5.0    System Software

       [CONFIDENTIAL TREATMENT REQUESTED] for removable media
       Kernel including [CONFIDENTIAL TREATMENT REQUESTED] architecture User-level exception handing
       [CONFIDENTIAL TREATMENT REQUESTED] driver (includes [CONFIDENTIAL TREATMENT REQUESTED] technology)
       I/O System with support for [CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED] system
       Shell
       [CONFIDENTIAL TREATMENT REQUESTED]
              [CONFIDENTIAL TREATMENT REQUESTED] as needed for supported devices
       MemDebug
       LumberJack
       Drivers
              [CONFIDENTIAL TREATMENT REQUESTED]
              [CONFIDENTIAL TREATMENT REQUESTED]
              Timer driver
              [CONFIDENTIAL TREATMENT REQUESTED] driver
              [CONFIDENTIAL TREATMENT REQUESTED] driver
              Microslot driver
              StorageCard driver
              Proxy driver
              HostFS driver
              HostConsole driver
              HostCD driver
              [CONFIDENTIAL TREATMENT REQUESTED] driver
              [CONFIDENTIAL TREATMENT REQUESTED] driver (including [CONFIDENTIAL TREATMENT REQUESTED])
              Serial port driver
       Folios
              Audio Folio
              Beep Folio
              FSUtilities Folio
              Icon Folio
              IFF Folio
              Script Folio
              International folio
              JString folio
              Compression folio
              Requestor folio
              Font folio
       Graphics
              Display Manager (including [CONFIDENTIAL TREATMENT REQUESTED] Interface)

6.0    Development System Tools

       [CONFIDENTIAL TREATMENT REQUESTED] (no source code)
          Compiler (C/C++)
          Assembler

       Link3DO/Dump3DO
       Comm3DO for Mac to dev card communications
       Debugger (no source code)
       System Interface header files
       Libraries
          Graphics
               Command List Toolkit
               Graphic framework library (including BSDF)
               3D pipeline library
               2D graphics library
          Data Streaming
               Data Streaming library w/ branching
               [CONFIDENTIAL TREATMENT REQUESTED] support
               [CONFIDENTIAL TREATMENT REQUESTED] interface
               Data subscriber
               [CONFIDENTIAL TREATMENT REQUESTED] subscriber [CONFIDENTIAL TREATMENT REQUESTED] decoder [CONFIDENTIAL TREATMENT REQUESTED] subscriber Audio subscriber
          Music library
          I/O library
          Font library
          [CONFIDENTIAL TREATMENT REQUESTED]
       CreateM2Make
       [CONFIDENTIAL TREATMENT REQUESTED]
       User Startup 3DO
       Graphics tools
          Converters
               [CONFIDENTIAL TREATMENT REQUESTED]
               [CONFIDENTIAL TREATMENT REQUESTED]
               [CONFIDENTIAL TREATMENT REQUESTED]
               [CONFIDENTIAL TREATMENT REQUESTED]
          [CONFIDENTIAL TREATMENT REQUESTED]
          Texture and UTF tools
          Texture Library
       Data Streaming tools
       Audio tools
          Sound Hack (no source code)
          SquashSound
          AIFF sample set
          PatchMaker
       Video Tools
          [CONFIDENTIAL TREATMENT REQUESTED]
       Font Builder
       KFontViewer
       [CONFIDENTIAL TREATMENT REQUESTED]

7.0    Build Tools and Utilities

       ROM build tools
       OS build tools
       CD relocation tool: Laytool
       [CONFIDENTIAL TREATMENT REQUESTED] utilities
       Online help tool(s)

8.0    Engineering tools

       [CONFIDENTIAL TREATMENT REQUESTED]

9.0    Hardware Diagnostics (as available)

       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       ControlPad
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]
       Serial Interface
       [CONFIDENTIAL TREATMENT REQUESTED]
       [CONFIDENTIAL TREATMENT REQUESTED]

10.0   Developer Documentation (English version)

11.0   Supplemental Technology

       11.1     EZ Flix decode library (no source code)
       11.2     EZ Flix encoder (no source code)
       11.3     EZ Flix Subscriber
       11.4     Post Pro
       11.5     [CONFIDENTIAL TREATMENT REQUESTED]
       11.6     [CONFIDENTIAL TREATMENT REQUESTED]
       11.7     [CONFIDENTIAL TREATMENT REQUESTED]
       11.8     PI Map Utilities
       11.9     DumpMF
       11.10    [CONFIDENTIAL TREATMENT REQUESTED]
       11.11    [CONFIDENTIAL TREATMENT REQUESTED]
       11.12    [CONFIDENTIAL TREATMENT REQUESTED]
       11.13    Test Tools for OS, Libraries and Tools

12.0   Others

       12.1    [CONFIDENTIAL TREATMENT REQUESTED] tool

                                                                       Exhibit C

                          TRADEMARKS AND 3DO GUIDELINES

                 [ To be added by 3DO as soon as practicable. ]

                                                                       Exhibit D

                     M2 FORMAT TRADEMARK AND MEI GUIDELINES

                 [ To be added by MEI as soon as practicable. ]

                                                                       Exhibit E

                         M2 SYSTEM DESIGN SPECIFICATIONS

I.  CD-ROM System

     1.0   Graphics
         1.1   Features
         The M2 graphics system supports [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED] of [CONFIDENTIAL TREATMENT REQUESTED]. Textures are [CONFIDENTIAL TREATMENT REQUESTED] with [CONFIDENTIAL TREATMENT REQUESTED] using [CONFIDENTIAL TREATMENT REQUESTED] or [CONFIDENTIAL TREATMENT REQUESTED] maps. [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED] modes are supported for texture application with [CONFIDENTIAL TREATMENT REQUESTED]. Additionally, [CONFIDENTIAL TREATMENT REQUESTED] with the [CONFIDENTIAL TREATMENT REQUESTED] is optionally supported.

         A [CONFIDENTIAL TREATMENT REQUESTED] buffer is optionally used to maintain proper [CONFIDENTIAL TREATMENT REQUESTED] of pixels being rendered.

         1.2   [CONFIDENTIAL TREATMENT REQUESTED]
         The M2 system delivers varying levels of [CONFIDENTIAL TREATMENT REQUESTED] depending on the interactions of the [CONFIDENTIAL TREATMENT REQUESTED], the core [CONFIDENTIAL TREATMENT REQUESTED] as embodied in [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED] constraints caused by different [CONFIDENTIAL TREATMENT REQUESTED] competing for the fixed amount of memory bandwidth. Actual [CONFIDENTIAL TREATMENT REQUESTED] for a particular application may only really be determined through [CONFIDENTIAL TREATMENT REQUESTED] or actual [CONFIDENTIAL TREATMENT REQUESTED] of the program.

         [CONFIDENTIAL TREATMENT REQUESTED] are [CONFIDENTIAL TREATMENT REQUESTED] from memory and processed by the [CONFIDENTIAL TREATMENT REQUESTED]. For [CONFIDENTIAL TREATMENT REQUESTED], the maximum rate of processing by the [CONFIDENTIAL TREATMENT REQUESTED] is [CONFIDENTIAL TREATMENT REQUESTED] per second for [CONFIDENTIAL TREATMENT REQUESTED]. For [CONFIDENTIAL TREATMENT REQUESTED], the maximum rate is [CONFIDENTIAL TREATMENT REQUESTED] per second for [CONFIDENTIAL TREATMENT REQUESTED]. Actual [CONFIDENTIAL TREATMENT REQUESTED] may be [CONFIDENTIAL TREATMENT REQUESTED] than these rates depending on [CONFIDENTIAL TREATMENT REQUESTED] and other parameters.

         The [CONFIDENTIAL TREATMENT REQUESTED] process is primarily [CONFIDENTIAL TREATMENT REQUESTED] both to the [CONFIDENTIAL TREATMENT REQUESTED] and to the on [CONFIDENTIAL TREATMENT REQUESTED] can be read from the [CONFIDENTIAL TREATMENT

         REQUESTED] on each [CONFIDENTIAL TREATMENT REQUESTED], except for textures which are [CONFIDENTIAL TREATMENT REQUESTED] because these textures are [CONFIDENTIAL TREATMENT REQUESTED] depending on [CONFIDENTIAL TREATMENT REQUESTED]. For [CONFIDENTIAL TREATMENT REQUESTED], this translates to a peak rendering rate of [CONFIDENTIAL TREATMENT REQUESTED]. For [CONFIDENTIAL TREATMENT REQUESTED], the peak rate is [CONFIDENTIAL TREATMENT REQUESTED]. For [CONFIDENTIAL TREATMENT REQUESTED] are required from the [CONFIDENTIAL TREATMENT REQUESTED] resulting in a peak rate of [CONFIDENTIAL TREATMENT REQUESTED]. For [CONFIDENTIAL TREATMENT REQUESTED] requires [CONFIDENTIAL TREATMENT REQUESTED] for[CONFIDENTIAL TREATMENT REQUESTED] (i.e. the [CONFIDENTIAL TREATMENT REQUESTED]). These limitations are imposed by the [CONFIDENTIAL TREATMENT REQUESTED] of the [CONFIDENTIAL TREATMENT REQUESTED] and of the [CONFIDENTIAL TREATMENT REQUESTED] logic. Additionally, the limits on the available [CONFIDENTIAL TREATMENT REQUESTED] of the system must be considered in calculating [CONFIDENTIAL TREATMENT REQUESTED].

         From a single group of memory, a peak of [CONFIDENTIAL TREATMENT REQUESTED] per second can be achieved. The M2 [CONFIDENTIAL TREATMENT REQUESTED] consists of [CONFIDENTIAL TREATMENT REQUESTED] groups of memory [CONFIDENTIAL TREATMENT REQUESTED] on [CONFIDENTIAL TREATMENT REQUESTED]. This [CONFIDENTIAL TREATMENT REQUESTED] is used for [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED] as well as other possible non-graphics uses such as [CONFIDENTIAL TREATMENT REQUESTED] etc.

               1.2.1       Graphics [CONFIDENTIAL TREATMENT REQUESTED]
               An example [CONFIDENTIAL TREATMENT REQUESTED] that the M2 system can achieve is the [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED]. For purposes of this [CONFIDENTIAL TREATMENT REQUESTED], the [CONFIDENTIAL TREATMENT REQUESTED] are [CONFIDENTIAL TREATMENT REQUESTED], the [CONFIDENTIAL TREATMENT REQUESTED], and there are [CONFIDENTIAL TREATMENT REQUESTED].

               1.2.2       Audio Benchmark
               An example audio benchmark that the M2 system can achieve is the [CONFIDENTIAL TREATMENT REQUESTED] of [CONFIDENTIAL TREATMENT REQUESTED] of [CONFIDENTIAL TREATMENT REQUESTED] with [CONFIDENTIAL TREATMENT REQUESTED] quality.

     2.0  [CONFIDENTIAL TREATMENT REQUESTED]
     The M2 CD-ROM system is capable of [CONFIDENTIAL TREATMENT REQUESTED]. Additionally, the core M2 CD-ROM hardware is capable of processing more than the [CONFIDENTIAL TREATMENT REQUESTED] required for [CONFIDENTIAL TREATMENT REQUESTED] playback. The decoded [CONFIDENTIAL TREATMENT REQUESTED] can be used as an [CONFIDENTIAL TREATMENT REQUESTED] for the [CONFIDENTIAL TREATMENT REQUESTED] thus enabling effects involving video [CONFIDENTIAL TREATMENT REQUESTED].

     3.0  Audio
     The [CONFIDENTIAL TREATMENT REQUESTED] is an extension of the [CONFIDENTIAL TREATMENT REQUESTED] found in Opera. Important differences are the addition of [CONFIDENTIAL TREATMENT REQUESTED] on all [CONFIDENTIAL TREATMENT REQUESTED] channels, the addition of [CONFIDENTIAL TREATMENT REQUESTED] on [CONFIDENTIAL TREATMENT REQUESTED], the increase in the number of [CONFIDENTIAL TREATMENT REQUESTED] supported to [CONFIDENTIAL TREATMENT REQUESTED], the increase in the number of [CONFIDENTIAL TREATMENT REQUESTED] the increase of the [Confidential Treatment Granted of] most instructions by at least a [CONFIDENTIAL TREATMENT REQUESTED].

     4.0   [CONFIDENTIAL TREATMENT REQUESTED]
     The M2 system shall employ the PowerPC 602 [CONFIDENTIAL TREATMENT REQUESTED] operating at a [CONFIDENTIAL TREATMENT REQUESTED] from [CONFIDENTIAL TREATMENT REQUESTED] as its core microprocessor.

     5.0   [CONFIDENTIAL TREATMENT REQUESTED]
     The M2 system shall employ the [CONFIDENTIAL TREATMENT REQUESTED] operating at a [CONFIDENTIAL TREATMENT REQUESTED] of [CONFIDENTIAL TREATMENT REQUESTED].

     6.0  Memory
     The M2 memory subsystem supports memory sizes from [CONFIDENTIAL TREATMENT REQUESTED] and can achieve peak data rates in excess of [CONFIDENTIAL TREATMENT REQUESTED]. The memory controller is configurable to handle many possible [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED]. The memory is organized into two [CONFIDENTIAL TREATMENT REQUESTED] which are interleaved on [CONFIDENTIAL TREATMENT REQUESTED].

     7.0  [CONFIDENTIAL TREATMENT REQUESTED]
     The [CONFIDENTIAL TREATMENT REQUESTED] interface is similar in protocol and identical in form factor to the [CONFIDENTIAL TREATMENT REQUESTED] standard. [CONFIDENTIAL TREATMENT REQUESTED] to the protocol have been made to allow for [CONFIDENTIAL TREATMENT REQUESTED] and high performance [CONFIDENTIAL TREATMENT REQUESTED]. Some features specific to [CONFIDENTIAL TREATMENT REQUESTED] have been [CONFIDENTIAL TREATMENT REQUESTED].

     8.0  [CONFIDENTIAL TREATMENT REQUESTED]
     This [CONFIDENTIAL TREATMENT REQUESTED] interface is a medium speed [CONFIDENTIAL TREATMENT REQUESTED] designed to support [CONFIDENTIAL TREATMENT REQUESTED] such as [CONFIDENTIAL TREATMENT REQUESTED].

     9.0  [CONFIDENTIAL TREATMENT REQUESTED]
     M2 supports the [CONFIDENTIAL TREATMENT REQUESTED] interface found on [CONFIDENTIAL TREATMENT REQUESTED] generation machines.

     10.0 Mass Storage The [CONFIDENTIAL TREATMENT REQUESTED] supports [CONFIDENTIAL TREATMENT REQUESTED] drives.

     11.0   System ROM
     The M2 system ROM is similar in concept and construction to the Opera system ROM. The ROM is divided into two parts: a [CONFIDENTIAL TREATMENT REQUESTED] and a [CONFIDENTIAL TREATMENT REQUESTED]. The ROM size is determined by the features that are integrated into the ROM. The minimum ROM size expected is [CONFIDENTIAL TREATMENT REQUESTED].

         11.1   [CONFIDENTIAL TREATMENT REQUESTED]
         The [CONFIDENTIAL TREATMENT REQUESTED] contains only those pieces required to [CONFIDENTIAL TREATMENT REQUESTED] the [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED].

              11.1.1   [CONFIDENTIAL TREATMENT REQUESTED]
              The [CONFIDENTIAL TREATMENT REQUESTED] consists of the code required to [CONFIDENTIAL TREATMENT REQUESTED] and to allow the [CONFIDENTIAL TREATMENT REQUESTED]. This includes a [CONFIDENTIAL TREATMENT REQUESTED] which [CONFIDENTIAL TREATMENT REQUESTED] system [CONFIDENTIAL TREATMENT REQUESTED], a [CONFIDENTIAL TREATMENT REQUESTED] and code to display the [CONFIDENTIAL TREATMENT REQUESTED].

         11.2   [CONFIDENTIAL TREATMENT REQUESTED]
         The [CONFIDENTIAL TREATMENT REQUESTED] contains the [CONFIDENTIAL TREATMENT REQUESTED], the [CONFIDENTIAL TREATMENT REQUESTED] to be loaded to support ROM-resident [CONFIDENTIAL TREATMENT REQUESTED], those [CONFIDENTIAL TREATMENT REQUESTED], and [CONFIDENTIAL TREATMENT REQUESTED] necessary for those [CONFIDENTIAL TREATMENT REQUESTED].

              11.2.1   [CONFIDENTIAL TREATMENT REQUESTED]
              The [CONFIDENTIAL TREATMENT REQUESTED] provides mechanisms to run applications contained in [CONFIDENTIAL TREATMENT REQUESTED] to [CONFIDENTIAL TREATMENT REQUESTED] the data of specific CD-ROM formats or to [CONFIDENTIAL TREATMENT REQUESTED]. In addition this code includes the [CONFIDENTIAL TREATMENT REQUESTED] such as the [CONFIDENTIAL TREATMENT REQUESTED], or [CONFIDENTIAL TREATMENT REQUESTED]. The [CONFIDENTIAL TREATMENT REQUESTED] examines the [CONFIDENTIAL TREATMENT REQUESTED] installed and implements policy decisions which determine whether a [CONFIDENTIAL TREATMENT REQUESTED] is to be run or whether a [CONFIDENTIAL TREATMENT REQUESTED] is to be run. In the case where a [CONFIDENTIAL TREATMENT REQUESTED] is to be run, the [CONFIDENTIAL TREATMENT REQUESTED] displays the [CONFIDENTIAL TREATMENT REQUESTED] while the title loads and initializes.

              11.2.2   [CONFIDENTIAL TREATMENT REQUESTED]
              The [CONFIDENTIAL TREATMENT REQUESTED] includes those features necessary to run the [CONFIDENTIAL TREATMENT REQUESTED] that are included in the ROM. Features include:
                  - Low-Cost [CONFIDENTIAL TREATMENT REQUESTED]
                  - [CONFIDENTIAL TREATMENT REQUESTED] to load applications from a [CONFIDENTIAL TREATMENT REQUESTED]

                  - [CONFIDENTIAL TREATMENT REQUESTED] (optional- used for [CONFIDENTIAL TREATMENT REQUESTED] player application)
                  - Any other [CONFIDENTIAL TREATMENT REQUESTED] required to run the ROM applications

              11.2.3   ROM Applications
              Applications that must be included in ROM include:
                  - [CONFIDENTIAL TREATMENT REQUESTED]
                  - [CONFIDENTIAL TREATMENT REQUESTED]

              Applications that can be provided in ROM include:
                  - [CONFIDENTIAL TREATMENT REQUESTED]
                  - [CONFIDENTIAL TREATMENT REQUESTED]
                  - [CONFIDENTIAL TREATMENT REQUESTED]
                  - [CONFIDENTIAL TREATMENT REQUESTED]

II.  [CONFIDENTIAL TREATMENT REQUESTED]

     The [CONFIDENTIAL TREATMENT REQUESTED] has the same specification as the [CONFIDENTIAL TREATMENT REQUESTED] with the following modifications:

     1.0   Hardware Modifications
         1.1   [CONFIDENTIAL TREATMENT REQUESTED]
         The [CONFIDENTIAL TREATMENT REQUESTED] has a connector and cable, [CONFIDENTIAL TREATMENT REQUESTED], designed to connect to the [CONFIDENTIAL TREATMENT REQUESTED] to be [CONFIDENTIAL TREATMENT REQUESTED].

         1.2   [CONFIDENTIAL TREATMENT REQUESTED]
         The [CONFIDENTIAL TREATMENT REQUESTED] has [CONFIDENTIAL TREATMENT REQUESTED] connectors to allow connection to the [CONFIDENTIAL TREATMENT REQUESTED] of the [CONFIDENTIAL TREATMENT REQUESTED] to be [CONFIDENTIAL TREATMENT REQUESTED].

         1.3   [CONFIDENTIAL TREATMENT REQUESTED]
         The [CONFIDENTIAL TREATMENT REQUESTED] has [CONFIDENTIAL TREATMENT REQUESTED] to allow the [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED] of the [CONFIDENTIAL TREATMENT REQUESTED] to be sourced from either the [CONFIDENTIAL TREATMENT REQUESTED] or the connected [CONFIDENTIAL TREATMENT REQUESTED].

     2.0   [CONFIDENTIAL TREATMENT REQUESTED]
         2.1   [CONFIDENTIAL TREATMENT REQUESTED]
         The [CONFIDENTIAL TREATMENT REQUESTED] has additional software in the [CONFIDENTIAL TREATMENT REQUESTED] that checks to see if an Opera system is connected via the [CONFIDENTIAL TREATMENT REQUESTED].

         2.2   [CONFIDENTIAL TREATMENT REQUESTED]
         The [CONFIDENTIAL TREATMENT REQUESTED] has additional software in the [CONFIDENTIAL TREATMENT REQUESTED] that controls the [CONFIDENTIAL TREATMENT REQUESTED]. This modified [CONFIDENTIAL

         TREATMENT REQUESTED] implements [CONFIDENTIAL TREATMENT REQUESTED] which determine which system is to supply the [CONFIDENTIAL TREATMENT REQUESTED] to the [CONFIDENTIAL TREATMENT REQUESTED] of the [CONFIDENTIAL TREATMENT REQUESTED].

III.   [CONFIDENTIAL TREATMENT REQUESTED]

       The [CONFIDENTIAL TREATMENT REQUESTED] has the same specification as the [CONFIDENTIAL TREATMENT REQUESTED] with the following modifications:

     1.0   Hardware Modifications
         1.1  [CONFIDENTIAL TREATMENT REQUESTED]
         The [CONFIDENTIAL TREATMENT REQUESTED] is capable of decoding [CONFIDENTIAL TREATMENT REQUESTED] with the same additional functionality as the [CONFIDENTIAL TREATMENT REQUESTED].

         1.2   [CONFIDENTIAL TREATMENT REQUESTED]
         In the [CONFIDENTIAL TREATMENT REQUESTED] the [CONFIDENTIAL TREATMENT REQUESTED] is replaced with [CONFIDENTIAL TREATMENT REQUESTED] is the combination of [CONFIDENTIAL TREATMENT REQUESTED].

         1.3   Mass Storage
         The [CONFIDENTIAL TREATMENT REQUESTED] supports [CONFIDENTIAL TREATMENT REQUESTED].

     2.0   [CONFIDENTIAL TREATMENT REQUESTED]
         2.1   [CONFIDENTIAL TREATMENT REQUESTED]
         The [CONFIDENTIAL TREATMENT REQUESTED] is modified to use an [CONFIDENTIAL TREATMENT REQUESTED].

         2.2   [CONFIDENTIAL TREATMENT REQUESTED]
         The [CONFIDENTIAL TREATMENT REQUESTED] in the system ROM is modified to support the additional features necessary to run the [CONFIDENTIAL TREATMENT REQUESTED] applications that are included in the ROM. Additional features include:
              - [CONFIDENTIAL TREATMENT REQUESTED]
              - [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL
              TREATMENT REQUESTED] (optional-used for [CONFIDENTIAL
              TREATMENT REQUESTED] application).

         2.3   [CONFIDENTIAL TREATMENT REQUESTED]
A [CONFIDENTIAL TREATMENT REQUESTED] is an additional optional application that is available.

                                                                       Exhibit F

                           LIST OF SOFTWARE EXCEPTIONS

3DO does not own and does not have sublicense rights with respect to the following items:

            Program                    Licensed From

         [CONFIDENTIAL TREATMENT REQUESTED]
                             [CONFIDENTIAL TREATMENT REQUESTED]
         [CONFIDENTIAL TREATMENT REQUESTED]
                             [CONFIDENTIAL TREATMENT REQUESTED]
         [CONFIDENTIAL TREATMENT REQUESTED]
                             [CONFIDENTIAL TREATMENT REQUESTED]